SCHEDULE 14C INFORMATION
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Securities Exchange Act of 1934

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TRANSAMERICA FUNDS

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TRANSAMERICA ASSET MANAGEMENT GROUP
Transamerica Funds
Transamerica Series Trust
570 Carillon Parkway
St. Petersburg, Florida 33716
Telephone: 1-888-233-4339

June 14, 2011

This joint information statement (“Joint Information Statement”) is being furnished to shareholders of Transamerica Morgan Stanley Capital Growth (formerly, Transamerica Focus), Transamerica Morgan Stanley Growth Opportunities (formerly, Transamerica Growth Opportunities), Transamerica Multi-Managed Balanced (formerly, Transamerica Balanced), Transamerica Systematic Small/Mid Cap Value (formerly, Transamerica Small/Mid Cap Value), Transamerica WMC Diversified Equity (formerly, Transamerica Diversified Equity), and to the owners of variable life insurance policies or variable annuity contracts invested in Transamerica Morgan Stanley Capital Growth VP (formerly, Transamerica Focus VP), Transamerica Morgan Stanley Growth Opportunities VP (formerly, Transamerica Growth Opportunities VP), Transamerica Multi-Managed Balanced VP (formerly, Transamerica Balanced VP), Transamerica Systematic Small/Mid Cap Value VP (formerly, Transamerica Small/Mid Cap Value VP) and Transamerica WMC Diversified Equity VP (formerly, Transamerica Diversified Equity VP) (each referred to as a “Fund” and collectively, the “Funds”).

This Joint Information Statement provides information regarding the approval by each Fund’s Board of Trustees (referred to herein as the “Board” or “Trustees” or “Board Members”) of a new sub-advisory agreement on behalf of the Fund between Transamerica Asset Management, Inc. (“TAM” or “Adviser”) and a new sub-adviser, as listed below. The sub-advisers may be referred to herein collectively as the “Sub-Advisers” or individually as a “Sub-Adviser.” Copies of the new sub-advisory agreements with the respective Sub-Advisers are attached hereto as Exhibit A (the “New Sub-Advisory Agreements”).

This Joint Information Statement is provided in lieu of a proxy statement to shareholders of record of each Fund as of March 22, 2011 pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (“SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board, including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the parties to the agreement (“Independent Trustees”), without obtaining shareholder approval. Pursuant to the Order, however, the Funds have agreed to provide certain information about new sub-advisers and new sub-advisory agreements to their shareholders.

Each Fund’s new Sub-Adviser is listed below:

Fund	New Sub-Adviser(s)

Transamerica Morgan Stanley Capital Growth	Morgan Stanley Investment Management Inc. (“MSIM”)
Transamerica Morgan Stanley Capital Growth VP	Morgan Stanley Investment Management Inc. (“MSIM”)
Transamerica Morgan Stanley Growth Opportunities	Morgan Stanley Investment Management Inc. (“MSIM”)
Transamerica Morgan Stanley Growth Opportunities VP	Morgan Stanley Investment Management Inc. (“MSIM”)
Transamerica Multi-Managed Balanced	BlackRock Financial Management, Inc. (“BlackRock”) and
J.P. Morgan Investment Management Inc. (“JPMorgan”)
Transamerica Multi-Managed Balanced VP	BlackRock Financial Management, Inc. (“BlackRock”) and
J.P. Morgan Investment Management Inc. (“JPMorgan”)
Transamerica Systematic Small/Mid Cap Value	Systematic Financial Management L.P. (“Systematic”)
Transamerica Systematic Small/Mid Cap Value VP	Systematic Financial Management L.P. (“Systematic”)
Transamerica WMC Diversified Equity	Wellington Management Company, LLP (“Wellington Management”)
Transamerica WMC Diversified Equity VP	Wellington Management Company, LLP (“Wellington Management”)

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

The new Sub-Advisers took over day-to-day management of the respective Funds on March 22, 2011. In connection with the change in sub-advisers, the name of each Fund changed as noted above. As discussed in respective Prospectus supplements dated January 19, 2011, each Fund’s investment objective, principal investment strategies and risks, and/or benchmark index may have also changed. TAM continues to serve as each Fund’s investment adviser, and its advisory fee has not increased as a result of the changes.

The Board of each Fund has determined that the use of this Joint Information Statement is in the best interests of the Fund and its shareholders in light of the similar matters being disclosed. This Joint Information Statement and the accompanying materials are being mailed on or about June 20, 2011. The Funds will pay for the costs associated with preparing and distributing this Joint Information Statement to shareholders.

Each of Transamerica Funds and Transamerica Series Trust (each, a “Trust”) is organized as a Delaware statutory trust. The Trusts are registered investment companies. Transamerica Morgan Stanley Capital Growth, Transamerica Morgan Stanley Growth Opportunities, Transamerica Multi-Managed Balanced, Transamerica Systematic Small/Mid Cap Value and Transamerica WMC Diversified Equity are series of Transamerica Funds; Transamerica Morgan Stanley Capital Growth VP, Transamerica Morgan Stanley Growth Opportunities VP, Transamerica Multi-Managed Balanced VP, Transamerica Systematic Small/Mid Cap Value VP and Transamerica WMC Diversified Equity VP are series of Transamerica Series Trust (“TST”).

Shares of Transamerica Morgan Stanley Capital Growth VP, Transamerica Morgan Stanley Growth Opportunities VP, Transamerica Multi-Managed Balanced VP, Transamerica Systematic Small/Mid Cap Value VP and Transamerica WMC Diversified Equity VP are offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. For purposes of this Joint Information Statement, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in a Fund) shall also be deemed to include holders of variable annuity contracts and variable life insurance policies.

Annual reports of each Fund are sent to shareholders of record following the Fund’s fiscal year end. Transamerica Funds’ fiscal year end is October 31; TST’s fiscal year end is December 31. Each Fund will furnish, without charge, a copy of its annual and semi-annual report to a shareholder upon request. Such requests should be directed to the Fund by calling toll free at (888) 233-4339. Copies of annual and semi-annual reports of each Fund also are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of this Joint Information Statement may be delivered to two or more investors who share an address, unless the Funds have received instructions to the contrary. Please contact the Funds at the address and phone number set forth above if you have any questions.

TRANSAMERICA MORGAN STANLEY CAPITAL GROWTH (FORMERLY, TRANSAMERICA FOCUS)
TRANSAMERICA MORGAN STANLEY GROWTH OPPORTUNITIES
(FORMERLY, TRANSAMERICA GROWTH OPPORTUNITIES)
TRANSAMERICA MULTI-MANAGED BALANCED (FORMERLY, TRANSAMERICA BALANCED)
TRANSAMERICA SYSTEMATIC SMALL/MID CAP VALUE
(FORMERLY, TRANSAMERICA SMALL/MID CAP VALUE)
TRANSAMERICA WMC DIVERSIFIED EQUITY (FORMERLY, TRANSAMERICA DIVERSIFIED EQUITY)

each a series of Transamerica Funds

and

TRANSAMERICA MORGAN STANLEY CAPITAL GROWTH VP (FORMERLY, TRANSAMERICA FOCUS VP)
TRANSAMERICA MORGAN STANLEY GROWTH OPPORTUNITIES VP
(FORMERLY, TRANSAMERICA GROWTH OPPORTUNITIES VP)
TRANSAMERICA MULTI-MANAGED BALANCED VP (FORMERLY, TRANSAMERICA BALANCED VP)
TRANSAMERICA SYSTEMATIC SMALL/MID CAP VALUE VP
(FORMERLY, TRANSAMERICA SMALL/MID CAP VALUE VP)
TRANSAMERICA WMC DIVERSIFIED EQUITY VP
(FORMERLY, TRANSAMERICA DIVERSIFIED EQUITY VP)

each a series of Transamerica Series Trust

JOINT INFORMATION STATEMENT

On January 19, 2011, the Board of each Fund approved, at the Adviser’s recommendation, a New Sub-Advisory Agreement with a new Sub-Adviser for the Fund. The new Sub-Advisers took over day-to-day management of the respective Funds on March 22, 2011. In connection with the change in sub-adviser, the name of each Fund changed as noted above. As discussed in the supplement to each Fund’s prospectus dated January 19, 2011, the Fund’s investment objective, principal investment strategies and risks, and/or benchmark index may have also changed.

The Joint Information Statement describes the new Sub-Advisers and the terms of the New Sub-Advisory Agreements.

Background

TAM, a Florida corporation, 570 Carillon Parkway, St. Petersburg, Florida 33716, manages the assets of the Funds pursuant to Investment Advisory Agreements (the “Advisory Agreements”). TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Subject to the terms of the Advisory Agreements, the Adviser (i) is responsible for the management of the Funds, (ii) selects and employs, subject to the review and approval of the Board, one or more sub-advisers to make the day-to-day investment selections for the Funds consistent with the guidelines and directions set by the Adviser and the Board, and (iii) reviews the sub-adviser’s continued performance.

No officer or Trustee of the Funds is a director, officer or employee of a Sub-Adviser. No officer or Trustee of the Funds, through the ownership of securities or otherwise, has any other material direct or indirect interest in a Sub-Adviser or any other person controlling, controlled by or under common control with a Sub-Adviser. Since March 22, 2011, none of the Trustees of the Funds have had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which a Sub-Adviser or any of its affiliates was or is to be a party.

Terms of the Prior Sub-Advisory Agreements

Prior to March 22, 2011, Transamerica Investment Management, LLC (“TIM”) served as sub-adviser to the Funds. TIM is located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025.

TIM provided sub-advisory services to each Fund pursuant to an Investment Sub-Advisory Agreement between TAM and TIM (collectively, the “TIM Sub-Advisory Agreements”). As sub-adviser to the Funds, TIM was responsible for managing the assets of the Funds in a manner consistent with the terms of the TIM Sub-Advisory Agreements and the investment objectives of each Fund.

The TIM Sub-Advisory Agreements were dated as listed below. The Board, including a majority of the Independent Trustees, last approved the renewal of the TIM Sub-Advisory Agreements for each of the Funds, except Transamerica Diversified Equity, Transamerica Focus and Transamerica Focus VP, on June 9 and June 10, 2010. The TIM Sub-Advisory Agreements for Transamerica Diversified Equity, Transamerica Focus and Transamerica Focus VP were last approved by the Board on July 21, 2009.

Transamerica Morgan Stanley Capital Growth (formerly, Transamerica Focus)	November 6, 2009
Transamerica Morgan Stanley Growth Opportunities (formerly, Transamerica Growth Opportunities)	March 1, 2000, as amended
Transamerica Multi-Managed Balanced (formerly, Transamerica Balanced)	May 28, 2004
Transamerica Systematic Small/Mid Cap Value (formerly, Transamerica Small/Mid Cap Value)	March 1, 2004, as amended
Transamerica WMC Diversified Equity (formerly, Transamerica Diversified Equity)	October 27, 2006, as amended
Transamerica Morgan Stanley Capital Growth VP (formerly, Transamerica Focus VP)	November 20, 2009
Transamerica Morgan Stanley Growth Opportunities VP (formerly, Transamerica Growth Opportunities VP)	May 1, 2002, as amended
Transamerica Multi-Managed Balanced VP (formerly, Transamerica Balanced VP)	May 1, 2004, as amended
Transamerica Systematic Small/Mid Cap Value VP (formerly, Transamerica Small/Mid Cap Value VP)	May 1, 2004, as amended
Transamerica WMC Diversified Equity VP (formerly, Transamerica Diversified Equity VP)	October 27, 2006, as amended

As discussed below under “Evaluation by the Board,” the Board authorized the Adviser to terminate the TIM Sub-Advisory Agreements and to enter into the New Sub-Advisory Agreements. Effective March 22, 2011, the Adviser terminated the TIM Sub-Advisory Agreements and entered into the New Sub-Advisory Agreements.

Comparison of the Sub-Advisory Agreements

A description of the sub-advisory fees to be paid by the Adviser to each Sub-Adviser appears below under the caption “New Sub-Advisory Fees.” A description of the fees paid by the Adviser to TIM appears below under the caption “TIM Sub-Advisory Fees.”

The New Sub-Advisory Agreements were approved by the Board on January 19, 2011 and were effective as of March 22, 2011. The New Sub-Advisory Agreements have an initial term of two years from the effective date. Thereafter, continuance of the New Sub-Advisory Agreements shall be subject to the specific approval, at least annually, of a vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of each of the Funds, or by the Board, as well as the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval. The TIM Sub-Advisory Agreements contained similar provisions.

Under the terms of the New Sub-Advisory Agreements, a Sub-Adviser furnishes continuous portfolio management services to the Funds, subject to the provisions of the 1940 Act and to the investment objectives, policies, procedures and restrictions contained in each Fund’s then current Prospectus and Statement of Additional Information. The TIM Sub-Advisory Agreements contained similar provisions.

The New Sub-Advisory Agreements provide that a Sub-Adviser is responsible for providing, among other things, investment advice to the Funds, subject to the supervision of the Board, with respect to such portion of each Fund’s assets as shall be allocated to such Sub-Adviser by the Adviser from time to time. The TIM Sub-Advisory Agreements contained similar provisions.

As compensation for the services performed by a Sub-Adviser under the New Sub-Advisory Agreements, TAM shall pay the Sub-Adviser out of the advisory fee it receives with respect to the Fund, as promptly as possible after the last day of each month, a fee, computed daily. The TIM Sub-Advisory Agreements contained similar provisions.

Investors should refer to Exhibit A attached hereto for the complete terms of the New Sub-Advisory Agreements. The description of the New Sub-Advisory Agreements set forth herein is qualified in its entirety by provisions of the New Sub-Advisory Agreements as set forth in Exhibit A. A comparison of certain other terms of the New Sub-Advisory Agreements and the TIM Sub-Advisory Agreements is set forth in Exhibit B.

Portfolio Managers

Transamerica Morgan Stanley Capital Growth
Transamerica Morgan Stanley Capital Growth VP
Transamerica Morgan Stanley Growth Opportunities
Transamerica Morgan Stanley Growth Opportunities VP

Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
Dennis P. Lynch/2011	Lead Portfolio Manager	MSIM	Managing Director
David S. Cohen/2011	Portfolio Manager	MSIM	Managing Director
Sam G. Chainani/2011	Portfolio Manager	MSIM	Managing Director
Alexander T. Norton/2011	Portfolio Manager	MSIM	Executive Director
Jason C. Yeung/2011	Portfolio Manager	MSIM	Managing Director
Armistead B. Nash/2011	Portfolio Manager	MSIM	Executive Director

Transamerica Multi-Managed Balanced
Transamerica Multi-Managed Balanced VP

Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
Matthew Marra/2011	Portfolio Manager	BlackRock	Managing Director
Eric Pellicciaro/2011	Portfolio Manager	BlackRock	Managing Director
Rick Rieder/2011	Portfolio Manager	BlackRock

Chief Investment Officer of Fixed Income, Fundamental Portfolios, and head of Corporate Credit and Multi-Sector and Mortgage Groups; President and Chief Executive Officer of R3 Capital Partners from 2008 to 2009; Head of Global Principal Strategies team and Credit Businesses at Lehman Brothers from 1987 to 2008

Scott Blasdell, CFA/2011	Portfolio Manager	JPMorgan	Portfolio Manager
Terance Chen, CFA/2011	Portfolio Manager	JPMorgan	Vice President and Portfolio Manager
Raffaele Zingone, CFA/2011	Portfolio Manager	JPMorgan	Portfolio Manager

Transamerica Systematic Small/Mid Cap Value
Transamerica Systematic Small/Mid Cap Value VP

Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
Kenneth Burgess, CFA/2011	Portfolio Manager	Systematic	Portfolio Manager, Partner
Ron Mushock, CFA/2011	Portfolio Manager	Systematic	Portfolio Manager, Partner

Transamerica WMC Diversified Equity
Transamerica WMC Diversified Equity VP

Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
Paul E. Marrkand, CFA/2011	Portfolio Manager	Wellington Management	Senior Vice President and Equity Portfolio Manager

TAM Advisory Fees

Under the Advisory Agreements, the Funds pay the Adviser an advisory fee as a percentage of the Fund’s average daily net assets as listed below.

Transamerica Morgan Stanley Capital Growth
First $500 million	0.80%
Over $500 million	0.675%

The fees payable to the Adviser for services provided pursuant to the Advisory Agreement for the fiscal year ended October 31, 2010 were $899,969 after waivers and reimbursements.

Transamerica Morgan Stanley Capital Growth VP
First $500 million	0.80%
Over $500 million	0.675%

The fees payable to the Adviser for services provided pursuant to the Advisory Agreement for the fiscal year ended December 31, 2010 were $1,266,915 after waivers and reimbursements.

Transamerica Morgan Stanley Growth Opportunities
First $250 million	0.80%
Over $250 million up to $500 million	0.75%
Over $500 million	0.70%

The fees payable to the Adviser for services provided pursuant to the Advisory Agreement for the fiscal year ended October 31, 2010 were $2,263,419 after waivers and reimbursements.

Transamerica Morgan Stanley Growth Opportunities VP
First $250 million	0.80%
Over $250 million up to $500 million	0.75%
Over $500 million	0.70%

The fees payable to the Adviser for services provided pursuant to the Advisory Agreement for the fiscal year ended December 31, 2010 were $2,095,129 after waivers and reimbursements.

Transamerica Multi-Managed Balanced
First $500 million	0.75%
Over $500 million up to $1 billion	0.65%
Over $1 billion	0.60%

The fees payable to the Adviser for services provided pursuant to the Advisory Agreement for the fiscal year ended October 31, 2010 were $2,114,310 after waivers and reimbursements.

Transamerica Multi-Managed Balanced VP
First $500 million	0.75%
Over $500 million up to $1 billion	0.65%
Over $1 billion	0.60%

The fees payable to the Adviser for services provided pursuant to the Advisory Agreement for the fiscal year ended December 31, 2010 were $2,110,328 after waivers and reimbursements.

Transamerica Systematic Small/Mid Cap Value
First $500 million	0.80%
Over $500 million	0.75%

The fees payable to the Adviser for services provided pursuant to the Advisory Agreement for the fiscal year ended October 31, 2010 were $3,761,596 after waivers and reimbursements.

Transamerica Systematic Small/Mid Cap Value VP
First $500 million	0.80%
Over $500 million	0.75%

The fees payable to the Adviser for services provided pursuant to the Advisory Agreement for the fiscal year ended December 31, 2010 were $2,094,711 after waivers and reimbursements.

Transamerica WMC Diversified Equity
First $500 million	0.73%
Over $500 million up to $2.5 billion	0.70%
Over $2.5 billion	0.65%

The fees payable to the Adviser for services provided pursuant to the Advisory Agreement for the fiscal year ended October 31, 2010 were $4,084,218 after waivers and reimbursements.

Transamerica WMC Diversified Equity VP
First $500 million	0.73%
Over $500 million up to $2.5 billion	0.70%
Over $2.5 billion	0.65%

The fees payable to the Adviser for services provided pursuant to the Advisory Agreement for the fiscal year ended December 31, 2010 were $4,072,444 after waivers and reimbursements.

As of the fiscal year ended October 31, 2010, the net assets for the series of Transamerica Funds are listed below:

Transamerica Morgan Stanley Capital Growth - $142,090,077
Transamerica Morgan Stanley Growth Opportunities - $297,534,360
Transamerica Multi-Managed Balanced - $333,601,441
Transamerica Systematic Small/Mid Cap Value - $547,737,054
Transamerica WMC Diversified Equity - $789,349,081

As of the fiscal year ended December 31, 2010, the net assets for the series of TST are listed below:

Transamerica Morgan Stanley Capital Growth VP - $188,280,239
Transamerica Morgan Stanley Growth Opportunities VP - $308,522,363
Transamerica Multi-Managed Balanced VP - $414,509,768
Transamerica Systematic Small/Mid Cap Value VP - $322,859,535
Transamerica WMC Diversified Equity VP - $679,004,634

New Sub-Advisory Fees

Under the New Sub-Advisory Agreements, the Adviser (not the Funds) pays each Sub-Adviser for its services as a percentage of the Fund’s average daily net assets allocated to the Sub-Adviser as listed below:

Transamerica Morgan Stanley Capital Growth
Transamerica Morgan Stanley Capital Growth VP
0.30% of average daily net assets

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Morgan Stanley Capital Growth, Transamerica Morgan Stanley Capital Growth VP and the portion of the assets of Transamerica Multi Managed Large Cap Core VP that are sub-advised by MSIM.

Transamerica Morgan Stanley Growth Opportunities
Transamerica Morgan Stanley Growth Opportunities VP
First $1 billion	0.40%
Over $1 billion	0.375%

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Morgan Stanley Growth Opportunities, Transamerica Morgan Stanley Growth Opportunities VP, Transamerica Morgan Stanley Mid-Cap Growth and Transamerica Morgan Stanley Mid-Cap Growth VP.

Transamerica Multi-Managed Balanced
Transamerica Multi-Managed Balanced VP
BlackRock:
First $1 billion	0.12%
Over $1 billion	0.05%

JPM:
0.25% of average daily net assets

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of the portions of the assets of Transamerica Multi-Managed Balanced, Transamerica Multi-Managed Balanced VP, Transamerica JPMorgan Enhanced Index VP and Transamerica Partners Balanced Portfolio that are sub-advised by JPMorgan.

Transamerica Systematic Small/Mid Cap Value
Transamerica Systematic Small/Mid Cap Value VP
First $100 million	0.45%
Over $100 million up to $350 million	0.40%
Over $350 million up to $1 billion	0.35%
Over $1 billion	0.30%

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Systematic Small/Mid Cap Value and Transamerica Systematic Small/Mid Cap Value VP.

Transamerica WMC Diversified Equity
Transamerica WMC Diversified Equity VP
First $2 billion	0.28%
Over $2 billion up to $5 billion	0.25%
Over $5 billion	0.225%

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica WMC Diversified Equity, Transamerica WMC Diversified Equity VP, Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management.

TIM Sub-Advisory Fees

Under the TIM Sub-Advisory Agreements, the Adviser (not the Funds) paid TIM for its services as a percentage of the Fund’s average daily net assets as listed below:

Transamerica Morgan Stanley Capital Growth
Transamerica Morgan Stanley Capital Growth VP
First $100 million	0.425%
Over $100 million up to $500 million	0.40%
Over $500 million	0.35%

The average daily net assets for the purpose of calculating sub-advisory fees were determined on the basis of the combined assets of Transamerica Morgan Stanley Capital Growth and Transamerica Morgan Stanley Capital Growth VP.

Transamerica Morgan Stanley Growth Opportunities
Transamerica Morgan Stanley Growth Opportunities VP
First $100 million	0.40%
Over $100 million	0.35%
Less 50% of any amount reimbursed pursuant to the Fund’s expense limitation

Transamerica Multi-Managed Balanced
Transamerica Multi-Managed Balanced VP
First $250 million	0.35%
Over $250 million up to $500 million	0.325%
Over $500 million up to $1.5 billion	0.30%
Over $1.5 billion	0.25%
Less 50% of any amount reimbursed pursuant to the Fund’s expense limitation

Transamerica Systematic Small/Mid Cap Value
Transamerica Systematic Small/Mid Cap Value VP
First $500 million	0.375%
Over $500 million	0.325%
Less 50% of any amount reimbursed pursuant to the Fund’s expense limitation

Transamerica WMC Diversified Equity
Transamerica WMC Diversified Equity VP
First $500 million	0.35%
Over $500 million up to $2.5 billion	0.30%
Over $2.5 billion	0.25%
Less 50% of any amount reimbursed pursuant to the Fund’s expense limitation

The average daily net assets for the purpose of calculating sub-advisory fees were determined on the basis of the combined assets of Transamerica WMC Diversified Equity and Transamerica WMC Diversified Equity VP.

Fees paid to TIM on behalf of the series of Transamerica Funds for services provided pursuant to the TIM Sub-Advisory Agreements for the fiscal year ended October 31, 2010 are listed below:

Transamerica Morgan Stanley Capital Growth - $528,758
Transamerica Morgan Stanley Growth Opportunities - $1,038,308
Transamerica Multi-Managed Balanced - $936,298
Transamerica Systematic Small/Mid Cap Value - $1,750,287
Transamerica WMC Diversified Equity - $1,756,689

Fees that would have been payable to each Sub-Adviser for services provided pursuant to the New Sub-Advisory Agreements for the same period, had the New Sub-Advisory Agreements been in effect for such period, are listed below:

Transamerica Morgan Stanley Capital Growth - $386,896
Transamerica Morgan Stanley Growth Opportunities - $1,154,772
Transamerica Multi-Managed Balanced - $687,189
Transamerica Systematic Small/Mid Cap Value - $1,793,633
Transamerica WMC Diversified Equity - $1,814,014

Fees paid to TIM on behalf of the series of TST for services provided pursuant to the TIM Sub-Advisory Agreement for the fiscal year ended December 31, 2010 are listed below:

Transamerica Morgan Stanley Capital Growth VP - $653,917
Transamerica Morgan Stanley Growth Opportunities VP - $971,777
Transamerica Multi-Managed Balanced VP - $957,569
Transamerica Systematic Small/Mid Cap Value VP - $981,895
Transamerica WMC Diversified Equity VP - $1,453,595

Fees that would have been payable to each Sub-Adviser for services provided pursuant to the New Sub-Advisory Agreements for the same period, had the New Sub-Advisory Agreements been in effect for such period, are listed below:

Transamerica Morgan Stanley Capital Growth VP - $478,476
Transamerica Morgan Stanley Growth Opportunities VP - $1,022,359
Transamerica Multi-Managed Balanced VP - $542,242
Transamerica Systematic Small/Mid Cap Value VP - $993,532
Transamerica WMC Diversified Equity VP - $1,459,306

Information Regarding the Sub-Advisers

Morgan Stanley Investment Management Inc.
MSIM, the investment management division of Morgan Stanley, is a publicly held Delaware corporation formed in 1975 with its principal offices located at 522 Fifth Avenue, New York, NY 10035. It was made a wholly owned subsidiary of Morgan Stanley Group Inc. in 1980, and registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940 (the “Advisers Act”) in 1981. MSIM is a client centric organization dedicated to providing investment and risk-management solutions to investors worldwide.

Management and Governance. Listed below are the names, positions and principal occupations of the executive committee members and principal executive officers of MSIM as of May 1, 2011. The principal address of each individual as it relates to his or her duties at MSIM is the same as that of MSIM, unless otherwise noted.

Name of Each Director, Officer or Partner of the Sub-Adviser	Position and Principal Occupation with MSIM and Principal Occupation if Different from Positions(s) with MSIM
Sara H. Furber	Managing Director and Director
Gregory J. Fleming	President and Managing Director
Paul E. Julius	Chief Financial Officer, Treasurer and Managing Director
James T. Janover	Managing Director and Director
Edmond N. Moriarty	Managing Director and Director
Mary Ann Picciotto	Executive Director, Director and Chief Compliance Officer
Christopher L. O’Dell	General Counsel and Managing Director

Management Activities. MSIM acts as sub-adviser, as indicated, for the following registered investment companies with investment objectives similar to the Funds:

Comparable Funds for which MSIM serves as Sub- Adviser	Assets Managed by MSIM as of April 30, 2011	Sub-Advisory Fee Paid to MSIM
Allianz Variable Insurance Products Trust – AZL Morgan Stanley Mid Cap Growth Fund	$517,627,750	0.50% on the first $100 million; 0.45% on the next $150 million; 0.425% on the next $250 million; 0.40% in excess of $500 million
Equitable Advisors Trust – EQ/Morgan Stanley Mid-Cap Growth Portfolio	$1,122,107,260	0.45% on the first $250 million; 0.40% on the next $250 million; 0.35% on the next $500 million; 0.30% in excess of $1 billion
Met Investors Series Trust – Morgan Stanley Mid-Cap Growth Portfolio	$956,417,046	0.40% on the first $500 million; 0.35% in excess of $500 million
Pacific Life Funds – PL Mid-Cap Growth Fund*	$66,676,225	0.35% on the first $2 billion; 0.32% on the next $1 billion; 0.30% in excess of $3 billion
Pacific Select Fund – Mid Cap Growth Portfolio*	$1,422,859,008	0.35% on the first $2 billion; 0.32% on the next $1 billion; 0.30% in excess of $3 billion
Transamerica Morgan Stanley Mid-Cap Growth**	$360,105,715	0.40% on the first $1 billion; 0.375% in excess of $1 billion
Transamerica Morgan Stanley Mid-Cap Growth VP**	$664,899,046	0.40% on the first $1 billion; 0.375% in excess of $1 billion
VALIC Company I – Mid Cap Strategic Growth Fund	$218,875,771	0.45% on the first $250 million; 0.40% on the next $250 million; 0.35% in excess of $500 million

*

When determining the breakpoint rates, the combined average daily net assets of the Pacific Life Funds - Mid-Cap Growth Fund, the Pacific Life Funds – Real Estate Fund, the Pacific Select Fund – Mid-Cap Growth Portfolio and the Pacific Select Fund – Real Estate Portfolio are aggregated.

**

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Morgan Stanley Mid-Cap Growth VP and Transamerica Morgan Stanley Growth Opportunities VP (each a series of Transamerica Series Trust); and Transamerica Morgan Stanley Mid-Cap Growth and Transamerica Morgan Stanley Growth Opportunities.

BlackRock Financial Management, Inc.

BlackRock, the sub-adviser to the Fund, is an affiliate of BlackRock, Inc. BlackRock, a registered investment adviser with its principal offices located at 55 East 52nd Street, New York, NY 10055, is a commodity pool operator organized in 1999. BlackRock, Inc. and its affiliates had approximately $3.561 trillion in investment company and other portfolio assets under management as of December 31, 2010.

Management and Governance. Listed below are the names, positions and principal occupations of the executive committee members and principal executive officers of BlackRock as of May 1, 2011. The principal address of each individual as it relates to his or her duties at BlackRock is the same as that of BlackRock, unless otherwise noted.

Name of Each Director, Officer or Partner of the Sub-Adviser	Position and Principal Occupation with BlackRock and Principal Occupation if Different from Positions(s) with BlackRock
Laurence D. Fink	Chief Executive Officer, Chairman and Director
Robert S. Kapito	President and Director
Paul Audet	Senior Managing Director
Robert P. Connolly	General Counsel, Secretary and Senior Managing Director
Robert Doll	Senior Managing Director
Amy Engel	Treasurer and Managing Director
Robert Fairbairn	Senior Managing Director
Peter Fisher	Senior Managing Director
Bennett Golub	Chief Risk Officer and Senior Managing Director
Charles S. Hallac	Chief Operating Officer and Senior Managing Director
Richard Kushel	Senior Managing Director
Barbara Novick	Senior Managing Director
Ann Marie Petach	Chief Financial Officer and Senior Managing Director
Susan Wagner	Vice Chairman
Kendrick Wilson	Vice Chairman

Management Activities. BlackRock does not sub-advise any other registered investment companies with investment objectives similar to the Funds.

J.P. Morgan Investment Management Inc.

JPMorgan operates as an investment advisor under J.P. Morgan Asset Management (“JPMAM”), which is the brand name of the asset management businesses of JPMorgan Chase & Co. (“JPMC”) and its affiliates worldwide. JPMorgan is an indirect wholly owned subsidiary of JPMC, a publicly traded corporation that is listed on the New York Stock Exchange (Ticker: JPM). JPMAM’s headquarters is located at 270 Park Avenue, New York, NY 10017. JPMorgan was incorporated in the state of Delaware on February 7, 1984. JPMorgan registered with the SEC as an investment adviser on April 4, 1984, pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). JPMAM provides discretionary and non-discretionary investment management services and products for corporations, governments, endowments, foundations and individuals worldwide.

Management and Governance. Listed below are the names, positions and principal occupations of the executive committee members and principal executive officers of JPMorgan as of May 1, 2011. The principal address of each individual as it relates to his or her duties at JPMorgan is the same as that of JPMorgan, unless otherwise noted.

Name of Each Director, Officer or Partner of the Sub-Adviser	Position and Principal Occupation with JPMorgan and Principal Occupation if Different from Positions(s) with JPMorgan
Joseph K. Azelby	Director/Managing Director/CIO-Global Head of Real Estate
Joseph J. Bertini	Managing Director/Chief Compliance Officer
Seth P. Bernstein	Director//Managing Director/CIO-Global Head of Fixed Income
James Baldrige Broderick	Director, Managing Director
George Gatch	CEO/Director/Managing Director
Martin R. Porter	Managing Director/CIO-Global Head of Equities & Balanced Group
Clive S. Brown	Director, Managing Director
Scott E. Richter	Managing Director/Secretary
Paul A. Quinsee	Director, Managing Director
Craig M. Sullivan	Director/Managing Director/Chief Financial Officer
Lawrence M. Unrein	Director/Managing Director/CIO-Global Head of Private Equity
Robert L. Young	Director/Managing Director/COO

Management Activities. JPMorgan acts as sub-adviser, as indicated, for the following registered investment companies with investment objectives similar to the Funds:

Comparable Funds for which JPMorgan serves as Sub-Adviser	Assets Managed by JPMorgan as of April 30, 2011	Sub-Advisory Fee Paid to JPMorgan
Research Enhanced Index 150 standard separate account	$2.5 billion (strategy AUM as of 3/31/11)	0.35% on the first $25 million; 0.25% on the balance
JPMorgan Disciplined Equity Fund	$721 million	0.25%
JPMorgan Diversified Fund	$696 million	0.25%

Systematic Financial Management L.P.

Systematic is a Delaware partnership with its principal offices located at 300 Frank W. Burr Blvd., Glenpointe East, 7th Floor, Teaneck, NJ 07666. It has provided value-oriented investment management services to institutional investors and private clients since 1982, on both a discretionary and non-discretionary basis. As of March 31, 2011, Systematic had approximately $10.3 billion in assets under management.

Management and Governance. Listed below are the names, positions and principal occupations of the executive committee members and principal executive officers of Systematic as of May 1, 2011. The principal address of each individual as it relates to his or her duties at Systematic is the same as that of Systematic, unless otherwise noted.

Name of Each Director, Officer or Partner of the Sub-Adviser	Position and Principal Occupation with Systematic and Principal Occupation if Different from Positions(s) with Systematic
Ronald M. Mushock	Portfolio Manager and Managing Partner
Karen E. Kohler	Chief Operating Officer / Chief Compliance Officer and Managing Partner
D. Kevin McCreesh	Chief Investment Officer, Portfolio Manager and Managing Partner
Kenneth Burgess	Portfolio Manager and Managing Partner
Gregory B. Wood	Head Trader and Managing Partner
Eoin E. Middaugh	Portfolio Manager and Managing Partner

Management Activities. Systematic acts as sub-adviser, as indicated, for the following registered investment companies with investment objectives similar to the Funds:

Comparable Funds for which Systematic serves as Sub- Adviser	Assets Managed by Systematic as of April 30, 2011	Sub-Advisory Fee Paid to Systematic
MGI US Small/Mid Cap Value Equity Fund	$104 million	0.75% for the first $50 million, reducing to 0.40% as assets increase
Pace Small/Medium Co Value Equity Investments	$152 million	An annual rate of 0.40% of the fund’s average daily net assets that it manages
Strategic Advisers Small/Mid Cap Fund	$193 million	0.50% for the first $50 million, reducing to 0.35% as assets increase

Wellington Management Company, LLP

Wellington Management Company, LLP (“Wellington Management”) is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of May 31, 2011, Wellington Management had investment management authority with respect to approximately $684 billion in assets.

Management and Governance. Listed below are the names, positions and principal occupations of the executive committee members and principal executive officers of Wellington Management as of May 1, 2011. The principal address of each individual as it relates to his or her duties at Wellington Management is the same as that of Wellington Management, unless otherwise noted.

Name of Each Director, Officer or Partner of the Sub-Adviser	Position and Principal Occupation with Wellington Management and Principal Occupation if Different from Positions(s) with Wellington Management
Charles S. Argyle	Managing Director, Partner and Executive Committee Member
Edward P. Bousa	Senior Vice President, Partner and Executive Committee Member
Cynthia M. Clarke	Senior Vice President, Partner and Chief Legal Officer
Wendy M. Cromwell	Senior Vice President, Partner and Executive Committee Member
Selwyn J. Notelovitz	Senior Vice President, Partner and Chief Compliance Officer
Saul J. Pannell	Senior Vice President, Partner and Executive Committee Member
Phillip H. Perelmuter	Senior Vice President, Managing Partner and Executive Committee Member
Edward J. Steinborn	Senior Vice President, Partner and Chief Financial Officer
Brendan J. Swords	Senior Vice President, Managing Partner and Executive Committee Member
Perry M. Traquina	President, Chief Executive Officer, Managing Partner and Executive Committee Member
Vera M. Trojan	Senior Vice President, Partner and Executive Committee Member
James W. Valone	Senior Vice President, Partner and Executive Committee Member

Management Activities. Wellington Management acts as sub-adviser, as indicated, for the following registered investment companies with investment objectives similar to the Funds:

Comparable Funds for which Wellington Management serves as Sub-Adviser	Assets Managed by Wellington Management as of May 31, 2011	Sub-Advisory Fee Paid to Wellington Management
Transamerica Partners Large Growth Fund – (WMC	$4,090 million	Break (Millions) Rate (%)
Diversified Growth Portfolio)		First $2,000	0.280
		Next $3,000	0.250
Transamerica WMC Diversified Growth		Over $5,000	0.225

Transamerica WMC Diversified Growth VP

Transamerica WMC Diversified Growth II VP
SC WMC Large Cap Growth Fund	$205 million	Break (Millions) Rate (%)
		First $100	0.450
		Next $650	0.400
		Over $750	0.350
Vanguard Morgan Growth Fund	$4,286 million	*
USAA Aggressive Growth Fund	$688 million	Break (Millions) Rate (%)
		First $300	0.325
		Next $700	0.300
		Over $1,000	0.280
GuideMark Large Cap Growth Fund	$207 million	**

*

This fund family has an exemptive order (Investment Company of 1940 Act Release No. 26089, dated June 25, 2003) that grants relief from the requirement to disclose sub-advisory fees paid to unaffiliated sub-advisers such as Wellington Management.

**	Sub-advisory fee schedule is not disclosed in the Prospectus or Statement of Additional Information.

Evaluation by the Board

At a meeting held on January 19, 2011, the Board approved the New Sub-Advisory Agreements following a presentation by the Adviser.

To assist the Board Members in their consideration of the New Sub-Advisory Agreements, the Board Members received in advance of their meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations. Among other matters, the Board Members considered:

(a) that TAM advised the Board Members that the appointment of each Sub-Adviser is not expected to result in any diminution in the nature, quality and extent of services provided to each Fund and its shareholders, including compliance services;

(b) that each Sub-Adviser is an experienced and respected asset management firm, and that TAM believes that each Sub-Adviser has the capabilities, resources and personnel necessary to provide advisory services to the Fund based on an assessment of the services that each Sub-Adviser (with the exception of Systematic) provides to other funds within the Transamerica Asset Management Group (“TAMG”) fund complex;

(c) that in June 2010 the Board performed a full annual review of sub-advisory agreements with each Sub-Adviser (with the exception of Systematic) with respect to TAMG funds not discussed herein, and determined that said Sub-Advisers have the capabilities, resources and personnel necessary to provide the sub-advisory services to the applicable TAMG Funds;

(d) the proposed responsibilities of each Sub-Adviser for each Fund and the services expected to be provided by it;
(e) that advisory fee rates paid by the Funds to TAM would not increase; and

(f) that the sub-advisory fees payable to each Sub-Adviser would be paid by TAM and not the Funds, and that the sub-advisory fees payable by TAM to each Sub-Adviser are consistent with TAM’s fiduciary duty under applicable law.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund. After discussing all of the considerations set forth below, the Board Members of each applicable Fund, including a majority of the Independent Board Members, concluded that the applicable New Sub-Advisory Agreement and each other related sub-adviser and Fund changes should be approved and that the fees payable under each New Sub-Advisory Agreement are consistent with TAM’s fiduciary duty under applicable law. The Board Members, including a majority of the Independent Board Members, found that the changes in sub-advisers to the Sub-Advisers was in the best interests of each Fund and its shareholders and did not involve a conflict of interest from which TAM derives an inappropriate advantage.

Nature, Quality and Extent of Services Provided. In evaluating the nature, quality and extent of the services to be provided by each Sub-Adviser under each New Sub-Advisory Agreement, the Board Members considered, among other things, information and assurances provided by TAM as to the operations, facilities, organization and personnel of each Sub-Adviser, the anticipated ability of each Sub-Adviser to perform its duties under its New Sub-Advisory Agreement, and any anticipated changes to the name, current investment program and other practices of the Funds. The Board Members considered that TAM has advised the Board Members that the appointment of each Sub-Adviser is not expected to result in any diminution in the nature, quality and extent of services provided to a Fund and its shareholders, including compliance services. The Board Members considered that each Sub-Adviser is an experienced and respected asset management firm and that TAM believes that each Sub-Adviser has the capabilities, resources and personnel necessary to provide advisory services to the applicable Fund based on the assessment of the services that each Sub-Adviser provides to other funds within the TAMG fund complex, except in the case of Systematic, for which the Board Members received and reviewed certain documentation and information relating to Systematic, its personnel and operations, and other materials relevant to consideration of the New Sub-Advisory Agreement. The Boards also noted that TAM recommended to the Boards that each Sub-Adviser be appointed as Sub-Adviser to the applicable Fund based on TAM’s desire to engage a sub-adviser with a proven performance record for the particular investment strategy that is contemplated for each applicable Fund.

Based on their review of the materials provided and the assurances they had received from TAM, the Board Members of each Fund determined that each Sub-Adviser can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for each Fund and that each Sub-Adviser’s appointment is not expected to adversely affect the nature, quality and extent of services provided to the applicable Fund.

Fees and Costs of Services Provided. The Board Members considered the sub-advisory fee rates under each New Sub-Advisory Agreement as well as the overall management fee structure of each Fund. The Board Members noted that the Funds do not directly pay the sub-advisory fee. The Board Members took into consideration that they reviewed TAM’s anticipated profitability with respect to each Fund to the extent that the applicable New Sub-Advisory Agreement was approved and noted that advisory fee rates would remain unchanged. The Board Members of each Fund determined that the sub-advisory fees proposed to be paid by TAM to each Sub-Adviser are consistent with TAM’s fiduciary duty under applicable law.

Economies of Scale. The Board Members noted that TAM believes that the appointment of each Sub-Adviser has the potential to attract additional assets. The Board Members also noted that the advisory fee schedules, which contain breakpoints, would remain unchanged and determined that the breakpoints permit certain economies of scale for the benefit of shareholders as the Funds grow. It was also noted that in some cases, Fund assets would be aggregated for purposes of calculating sub-advisory fees. The Board Members concluded that they would have the opportunity to periodically reexamine whether economies of scale had been achieved, and the appropriateness of management fees payable to TAM and fees payable by TAM to each Sub-Adviser, in the future.

Fall-Out Benefits. The Board Members took into consideration the character of other incidental benefits that may be received by each Sub-Adviser, including the potential use of portfolio brokerage transactions to pay for research services, and noted that TAM believes that that such benefits are expected to be consistent with industry practice. The Board Members also considered the potential for increased visibility in the marketplace as a result of each Sub-Adviser’s relationship with the Funds.

Investment Performance. The Board Members noted each Sub-Adviser’s investment management experience, capabilities and resources. The Board Members noted that TAM believes that the appointment of each Sub-Adviser could benefit shareholders by offering them the potential for superior performance, but were unable to predict what effect execution of the New Sub-Advisory Agreements would actually have on the future performance of the Funds. Based on this information, the Board determined that each Sub-Adviser is capable of generating a level of investment performance that is appropriate in light of each Fund’s intended investment objectives, policies and strategies.

Other Considerations. The Board Members also considered that each proposal is one of a number of recommendations by Management following a strategic review of TAMG’s asset management business. Further, the Board Members noted that TAM believes that the proposed changes are in the best interest of shareholders to protect shareholder value based on the unsettled state of TIM over the past year.

ADDITIONAL INFORMATION

TAM, the Trusts’ investment adviser, and Transamerica Fund Services, Inc., the Trusts’ transfer agent and administrator, are both located at 570 Carillon Parkway, St. Petersburg, Florida 33716. The Trusts’ principal underwriter and distributor, Transamerica Capital, Inc., is located at 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237.

As of May 1, 2011, the Trustees and officers of the Funds, individually and as a group, owned beneficially less than 1% of the outstanding shares of a Fund.

As of May 1, 2011, the following persons owned of record 5% or more of the outstanding interests in the Funds.

Name & Address	Fund Name	Class	Percent
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Morgan Stanley Capital Growth	A	5.62%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Morgan Stanley Capital Growth	C	5.19%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica Morgan Stanley Capital Growth	I	31.02%
Prudential Investment Mgmt Svcs LLC 3 Gateway Center FL 10 100 Mulberry St Ml Stp NJ 05-11-20 Newark NJ 07102-4000	Transamerica Morgan Stanley Capital Growth	I	23.57%

Name & Address	Portfolio Name	Class	Percent
Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	Transamerica Morgan Stanley Capital Growth	I	5.46%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Morgan Stanley Capital Growth	I	5.14%
National Financial Services 1 World Financial Ctr 200 Liberty St FL 5 New York NY 10281-5503	Transamerica Morgan Stanley Capital Growth	P	23.42%
ARC Reinsurance Corporation 4333 Edgewood Rd NE Cedar Rapids IA 52499-0001	Transamerica Morgan Stanley Capital Growth	P	20.36%
Charles Schwab & Co Inc 101 Montgomery St San Francisco CA 94104-4151	Transamerica Morgan Stanley Capital Growth	P	9.50%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Capital Growth VP	Initial	36.77%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Capital Growth VP	Initial	17.32%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Capital Growth VP	Initial	13.16%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Capital Growth VP	Initial	12.57%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Capital Growth VP	Initial	6.00%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Capital Growth VP	Initial	5.63%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Capital Growth VP	Service	27.72%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Capital Growth VP	Service	25.23%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Capital Growth VP	Service	18.43%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Capital Growth VP	Service	7.43%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Capital Growth VP	Service	6.64%
Merrill Lynch Life Insurance Co 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities	A	30.04%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica Morgan Stanley Growth Opportunities	I	48.44%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Morgan Stanley Growth Opportunities	I	27.68%

Name & Address	Portfolio Name	Class	Percent
Prudential Investment Mgmt Svcs LLC 3 Gateway Center FL 10 100 Mulberry St Ml Stp NJ 05-11-20 Newark NJ 07102-4000	Transamerica Morgan Stanley Growth Opportunities	I	12.33%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities	I2	39.59%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities	I2	36.17%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities	I2	12.87%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities	I2	10.16%
National Financial Services 1 World Financial Ctr 200 Liberty St FL 5 New York NY 10281-5503	Transamerica Morgan Stanley Growth Opportunities	P	48.26%
ARC Reinsurance Corporation 4333 Edgewood Rd NE Cedar Rapids IA 52499-0001	Transamerica Morgan Stanley Growth Opportunities	P	13.69%
Charles Schwab & Co Inc 101 Montgomery St San Francisco CA 94104-4151	Transamerica Morgan Stanley Growth Opportunities	P	7.41%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities VP	Initial	22.36%
Transamerica Asset Allocation - Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities VP	Initial	16.07%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities VP	Initial	14.61%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities VP	Initial	8.86%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities VP	Initial	7.12%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities VP	Initial	7.07%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities VP	Initial	5.93%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities VP	Initial	5.35%
Merrill Lynch Life Insurance Co 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities VP	Service	52.70%

Name & Address	Portfolio Name	Class	Percent
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities VP	Service	14.45%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities VP	Service	9.64%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities VP	Service	5.94%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi-Managed Balanced VP	Initial	37.71%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi-Managed Balanced VP	Initial	23.85%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi-Managed Balanced VP	Initial	18.34%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi-Managed Balanced VP	Initial	8.27%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi-Managed Balanced VP	Service	31.01%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi-Managed Balanced VP	Service	22.90%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi-Managed Balanced VP	Service	12.07%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi-Managed Balanced VP	Service	10.67%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Multi-Managed Balanced	C	10.98%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Multi-Managed Balanced	C	9.15%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Multi-Managed Balanced	C	8.92%
Prudential Investment Mgmt Svcs LLC 3 Gateway Center FL 10 100 Mulberry St Ml Stp NJ 05-11-20 Newark NJ 07102-4000	Transamerica Multi-Managed Balanced	I	56.47%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Multi-Managed Balanced	I	38.26%
National Financial Services 1 World Financial Ctr 200 Liberty St FL 5 New York NY 10281-5503	Transamerica Multi-Managed Balanced	P	53.38%
Charles Schwab & Co Inc 101 Montgomery St San Francisco CA 94104-4151	Transamerica Multi-Managed Balanced	P	13.14%

Name & Address	Portfolio Name	Class	Percent
Transamerica Occidental Life Ins 11111 Santa Monica Blvd Ste 800 Los Angeles CA 90025-3333	Transamerica Multi-Managed Balanced	P	10.36%
Transamerica Investment Services 4333 Edgewood Rd NE Cedar Rapids IA 52499-5120	Transamerica Multi-Managed Balanced	P	5.10%
Transamerica Life Ins Company 1150 S Olive St Ste 2700 Los Angeles CA 90015-2211	Transamerica Systematic Small/Mid Cap Value	A	13.07%
UBS WM USA 1000 Harbor Blvd 5th Floor Jersey City NJ 07310	Transamerica Systematic Small/Mid Cap Value	A	9.65%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Systematic Small/Mid Cap Value	A	6.24%
Prudential Investment Mgmt Svcs LLC 3 Gateway Center FL 11 100 Mulberry St Ml Stp NJ 05-11-20 Newark NJ 07102-4000	Transamerica Systematic Small/Mid Cap Value	A	5.68%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Systematic Small/Mid Cap Value	B	12.52%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Systematic Small/Mid Cap Value	B	8.44%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Systematic Small/Mid Cap Value	B	5.32%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Systematic Small/Mid Cap Value	C	17.51%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Systematic Small/Mid Cap Value	C	12.62%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Systematic Small/Mid Cap Value	C	6.73%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Systematic Small/Mid Cap Value	I	53.07%
Prudential Investment Mgmt Svcs LLC 3 Gateway Center FL 10 100 Mulberry St Ml Stp NJ 05-11-20 Newark NJ 07102-4000	Transamerica Systematic Small/Mid Cap Value	I	13.67%
NFS LLC FEBO Huntington National Bank 7 Easton Oval # EA4E70 Columbus OH 43219-6010	Transamerica Systematic Small/Mid Cap Value	I	9.70%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica Systematic Small/Mid Cap Value	I	5.15%
NFS LLC FEBO State Street Bank Trust Co Ttee Various Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Systematic Small/Mid Cap Value	I2	100.00%

Name & Address	Portfolio Name	Class	Percent
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Systematic Small/Mid Cap Value VP	Initial	39.26%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Systematic Small/Mid Cap Value VP	Initial	12.46%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Systematic Small/Mid Cap Value VP	Initial	11.63%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Systematic Small/Mid Cap Value VP	Initial	8.46%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Systematic Small/Mid Cap Value VP	Initial	7.12%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Systematic Small/Mid Cap Value VP	Initial	6.10%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Systematic Small/Mid Cap Value VP	Service	23.61%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Systematic Small/Mid Cap Value VP	Service	23.14%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Systematic Small/Mid Cap Value VP	Service	21.39%
Merrill Lynch Life Insurance Co 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Systematic Small/Mid Cap Value VP	Service	14.20%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Systematic Small/Mid Cap Value VP	Service	5.39%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica WMC Diversified Equity	C	8.39%
Transamerica Asset Management Inc 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Diversified Equity	I	14.88%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica WMC Diversified Equity	I	11.21%
Raymond James & Assoc Inc 25309 Rupert Rd Punta Gorda FL 33983-6029	Transamerica WMC Diversified Equity	I	8.41%
Raymond James & Assoc Inc Csdn PO Box 130 Newberry SC 29108-0130	Transamerica WMC Diversified Equity	I	7.26%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica WMC Diversified Equity	I	5.59%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Diversified Equity	I2	45.67%

Name & Address	Portfolio Name	Class	Percent
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Diversified Equity	I2	23.83%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Diversified Equity	I2	20.87%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Diversified Equity	I2	8.01%
National Financial Services 1 World Financial Ctr 200 Liberty St 5th Fl New York NY 10281-5503	Transamerica WMC Diversified Equity	P	46.42%
Kansas Postsecondary Education Savings Plan-695 Moderate Agg PO Box 418210 Kansas City MO 64141-9210	Transamerica WMC Diversified Equity	P	17.84%
Kansas Postsecondary Education Savings Plan-694 Aggressive PO Box 418210 Kansas City MO 64141-9210	Transamerica WMC Diversified Equity	P	15.78%
Kansas Postsecondary Education Savings Plan-696 Moderate PO Box 418210 Kansas City MO 64141-9210	Transamerica WMC Diversified Equity	P	7.71%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Equity VP	Initial	32.97%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Equity VP	Initial	12.42%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Equity VP	Initial	10.28%
Transamerica Asset Allocation - Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Diversified Equity VP	Initial	9.45%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Equity VP	Initial	9.25%
Transamerica Asset Allocation - Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Diversified Equity VP	Initial	5.83%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Equity VP	Service	32.90%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Equity VP	Service	18.43%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Equity VP	Service	14.11%

Name & Address	Portfolio Name	Class	Percent
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Equity VP	Service	7.23%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Equity VP	Service	6.45%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Equity VP	Service	5.40%

The Trusts are both Delaware statutory trusts and as such are not required to hold annual meetings of shareholders, although special meetings may be called for the Funds, or for the Trusts as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trusts at the Trusts’ office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,
Transamerica Funds
Transamerica Series Trust

Dennis P. Gallagher
Vice President, General Counsel and Secretary

June 14, 2011

EXHIBIT A

TRANSAMERICA MORGAN STANLEY CAPITAL GROWTH
TRANSAMERICA MORGAN STANLEY GROWTH OPPORTUNITIES

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN
TRANSAMERICA ASSET MANAGEMENT, INC. AND
MORGAN STANLEY INVESTMENT MANAGEMENT INC.

THIS AMENDMENT is made as of March 22, 2011 to the Sub-Advisory Agreement dated June 23, 2004, as amended (the “Agreement”), between Transamerica Asset Management, Inc. and Morgan Stanley Investment Management Inc. (the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.

Schedule A. Schedule A to the Agreement is hereby deleted and replaced in its entirety with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

In all other respects, the Agreement dated June 23, 2004, as amended, is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of March 22, 2011.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President and Chief Investment Officer
Date:	3/17/11

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

By:	/s/ John F. O’Connor
Name:	John F. O’Connor
Title:	Managing Director
Date:	3/17/11

SCHEDULE A

as of March 22, 2011

FUNDS	SUB-ADVISER COMPENSATION*	EFFECTIVE DATE
Transamerica Morgan Stanley Capital Growth	0.30% of average daily net assets.**	March 22, 2011
Transamerica Morgan Stanley Emerging Markets Debt	0.45% of the first $250 million of average daily net assets; and 0.35% of average daily net assets in excess of $250 million.	December 9, 2005
Transamerica Morgan Stanley Growth Opportunities	0.40% of the first $1 billion of average daily net assets; and 0.375% of average daily net assets in excess of $1 billion.***	March 22, 2011
Transamerica Morgan Stanley Small Company Growth	0.45% of the first $500 million of average daily net assets; and 0.40% of average daily net assets in excess of $500 million.	December 9, 2005
Transamerica Morgan Stanley Mid-Cap Growth	0.40% of the first $1 billion of average daily net assets; and 0.375% of average daily net assets in excess of $1 billion.***	January 3, 2006

*	As a percentage of average daily net assets on an annual basis.

**

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Morgan Stanley Capital Growth VP (a series of Transamerica Series Trust); Transamerica Morgan Stanley Capital Growth; and the portion of the assets of Transamerica Multi Managed Large Cap Core VP (a series of Transamerica Series Trust) allocated to and sub-advised by Morgan Stanley Investment Management Inc.

***

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Morgan Stanley Mid-Cap Growth VP and Transamerica Morgan Stanley Growth Opportunities VP (each a series of Transamerica Series Trust); and Transamerica Morgan Stanley Mid-Cap Growth and Transamerica Morgan Stanley Growth Opportunities.

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN
TRANSAMERICA ASSET MANAGEMENT, INC. AND
MORGAN STANLEY INVESTMENT MANAGEMENT INC.

THIS AMENDMENT is made as of June 1, 2010 to the Sub-Advisory Agreement dated June 23, 2004, as amended (the “Agreement”), between Transamerica Asset Management, Inc. and Morgan Stanley Investment Management Inc. (the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	Schedule A. Schedule A to the Sub-Advisory Agreement dated June 23, 2004, as amended, is hereby deleted entirely and replaced as follows:

FUNDS	SUB-ADVISER COMPENSATION*
Transamerica Morgan Stanley Emerging Markets Debt	0.45% of the first $250 million of average daily net assets; and 0.35% of average daily net assets in excess of $250 million.
Transamerica Morgan Stanley Small Company Growth	0.45% of the first $500 million of average daily net assets; and 0.40% of average daily net assets in excess of $500 million.
Transamerica Morgan Stanley Mid-Cap Growth	0.40% of the first $1 billion of average daily net assets; and 0.375% of average daily net assets in excess of $1 billion.

	*	As a percentage of average daily net assets on an annual basis.

2.	Section 5. Use of Names. References to “Van Kampen” are hereby removed from Section 5 of the Agreement.

In all other respects, the Sub-Advisory Agreement dated June 23, 2004, as amended, is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of June 1, 2010.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President
Date:	June 1, 2010

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

By:	/s/ Randy Takian
Name:	Randy Takian
Title:	Managing Director
Date:	6/1/10

[TRANSAMERICA LETTERHEAD]

May 2, 2008

Morgan Stanley Investment Management Inc.
Attn: Kim Costello
522 Fifth Avenue, Floor 19
New York, NY 10036

Re:	Notification of Name Change

Dear Ms. Costello:

          This letter serves as notification that, effective January 1, 2008, TRANSAMERICA FUND ADVISORS, INC. was renamed TRANSAMERICA ASSET MANAGEMENT, INC.

          Additionally, we have renamed the following mutual funds and each underlying series to reflect the Transamerica brand. Please note the effective date for each mutual fund and its respective underlying series.

Effective March 1, 2008:
Former Name	New Name
Transamerica IDEX Mutual Funds	Transamerica Funds
TA IDEX Van Kampen Emerging Markets Debt	Transamerica Van Kampen Emerging Markets Debt
TA IDEX Van Kampen Small Company Growth	Transamerica Van Kampen Small Company Growth
TA IDEX Van Kampen Mid-Cap Growth	Transamerica Van Kampen Mid-Cap Growth

Effective May 1, 2008
Former Name	New Name
AEGON/Transamerica Series Trust	Transamerica Series Trust
(ATST) Van Kampen Active International Allocation	Transamerica Van Kampen Active
International Allocation VP
(ATST) Van Kampen Large Cap Core	Transamerica Van Kampen Large Cap
Core VP
(ATST) Van Kampen Mid-Cap Growth	Transamerica Van Kampen Mid-Cap
Growth VP

Morgan Stanley Investment Management Inc.
Attn: Kim Costello

May 2, 2008

Page Two

          Please include this letter with any applicable agreement your firm may have with us, as there will be no formal individual amendment to our agreement.

          If you have any questions, please feel free to call me at 727-299-1803.

Thank you,

/s/ Margaret A. Cullem-Fiore
Margaret A. Cullem-Fiore
Vice President and Senior Counsel
Transamerica Asset Management, Inc.

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN
TRANSAMERICA FUND ADVISORS, INC. AND
MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

THIS AMENDMENT is made as of January 1, 2007 to the Sub-Advisory Agreement dated June 23, 2004, as amended, (the “Agreement”), between Transamerica Fund Advisors, Inc. (formerly, AEGON/Transamerica Fund Advisers, Inc.), and Morgan Stanley Investment Management, Inc. (the “Sub-Adviser”) on behalf of Transamerica IDEX Mutual Funds (the “Trust”) and TA IDEX Van Kampen Mid-Cap Growth (the “Fund”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	Compensation. Effective January 1, 2007, the sub-advisory fee rate for TA IDEX Van Kampen Mid-Cap Growth is as follows:

0.40% of the first $1 billion of average daily net assets; and 0.375% of average daily net assets in excess of $1 billion.

In all other respects, the Sub-Advisory Agreement dated June 23, 2004, as amended, is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of January 1, 2007.

TRANSAMERICA FUND ADVISORS, INC
By:	/s/ Glenn E. Brightman
Name:	Glenn E. Brightman
Title:	Senior Vice President

MORGAN STANLEY INVESTMENT MANAGEMENT, INC.
By:	/s/ Mary Sue Marshall
Name:	Mary Sue Marshall
Title:	Managing Director

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN
TRANSAMERICA FUND ADVISORS, INC. AND
MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

THIS AMENDMENT is made as of January 1, 2007 to the Sub-Advisory Agreement dated June 23, 2004, as amended, (the “Agreement”), between Transamerica Fund Advisors, Inc. (formerly, AEGON/Transamerica Fund Advisers, Inc.), and Morgan Stanley Investment Management, Inc. (the “Sub-Adviser”) on behalf of Transamerica IDEX Mutual Funds (the “Trust”) and TA IDEX Van Kampen Emerging Markets Debt (the “Fund”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	Compensation. Effective January 1, 2007, the sub-advisory fee rate for TA IDEX Van Kampen Emerging Markets Debt is as follows:

0.45% of the first $250 million of average daily net assets; and 0.35% of average daily net assets in excess of $250 million.

In all other respects, the Sub-Advisory Agreement dated June 23, 2004, as amended, is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of January 1, 2007.

TRANSAMERICA FUND ADVISORS, INC
By:	/s/ Glenn E. Brightman
Name:	Glenn E. Brightman
Title:	Senior Vice President

MORGAN STANLEY INVESTMENT MANAGEMENT, INC.
By:	/s/ Michael Kiley
Name:	Michael Kiley
Title:	Managing Director

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN
TRANSAMERICA FUND ADVISORS, INC. AND
MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

THIS AMENDMENT is made as of January 3, 2006 to the Sub-Advisory Agreement dated June 23, 2004, as amended, between Transamerica Fund Advisors, Inc. and Morgan Stanley Investment Management, Inc.

In consideration of the mutual covenants contained herein, the parties agree as follows:

Schedule A. Effective January 3, 2006, Schedule A to the Sub-Advisory Agreement dated June 23, 2004, as amended, is replaced as follows:

FUNDS	SUB-ADVISER COMPENSATION
TA IDEX Van Kampen Emerging Markets Debt

0.45% of the first $250 million of the Fund’s average daily net assets; 0.40% of the Fund’s average daily net assets over $250 million up to $500 million; 0.35% of the Fund’s average daily net assets over $500 million.

TA IDEX Van Kampen Small Company Growth	0.45% of the first $500 million of the Fund’s average daily net assets and 0.40% of the Fund’s average daily net assets over $500 million.
TA IDEX Van Kampen Mid-Cap Growth	0.40% of the Fund’s average daily net assets

In all other respects, the Sub-Advisory Agreement dated June 23, 2004, as amended, is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of December 30, 2005.

TRANSAMERICA FUND ADVISORS, INC.

By:	/s/ T. Gregory Reymann, II
Name:	T. Gregory Reymann, II
Title:	Vice President

MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

By:	/s/ Michael Kiley
Name:	Michael Kiley
Title:	Managing Director

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN
TRANSAMERICA FUND ADVISORS, INC. AND
MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

THIS AMENDMENT is made as of March 1, 2005 to the Sub-Advisory Agreement dated June 23, 2004, as amended, between Transamerica Fund Advisors, Inc. (formerly, AEGON/Transamerica Fund Advisers, Inc.) and Morgan Stanley Investment Management, Inc., on behalf of TA IDEX Van Kampen Emerging Markets Debt and TA IDEX Van Kampen Small Company Growth, separate series of Transamerica IDEX Mutual Funds (the “Trust”). In consideration of the mutual covenants contained herein, the parties agree as follows:

Redomiciling of the Trust. On March 1, 2005, Transamerica IDEX Mutual Funds was reorganized from a Massachusetts business trust to a Delaware statutory trust of the series type. Any reference to Transamerica IDEX Mutual Funds as a Massachusetts business trust will now be revised to mean a Delaware statutory trust, in response to such reorganization.

In all other respects, the Sub-Advisory Agreement dated June 23, 2004, as amended, is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of March 1, 2005.

TRANSAMERICA FUND ADVISORS, INC.

By:	/s/ Kim Day
Name:	Kim Day
Title:	Senior Vice President & Treasurer

MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

By:	/s/ Michael P. Kiley
Name:	Michael P. Kiley
Title:	Managing Director

January 14, 2005

Kim Costello
Morgan Stanley Investment Management, Inc.
1221 Avenue of the Americas, 5th Floor
New York, NY 10020

Re:	Notification of Name Change

Dear Ms. Costello:

Please make note that the investment adviser to Transamerica IDEX Mutual Funds and AEGON/Transamerica Series Fund, Inc. has changed its name from AEGON/TRANSAMERICA FUND ADVISERS, INC. to TRANSAMERICA FUND ADVISORS, INC.

          This name change became effective January 1, 2005.

          If you have any questions, please don’t hesitate to call me at 727-299-1825.

Thank you,

/s/ Greg Reymann

Greg Reymann
Vice President and Counsel
Transamerica Fund Advisors, Inc.

SUB-ADVISORY AGREEMENT
BETWEEN AEGON/TRANSAMERICA FUND ADVISERS, INC. AND
MORGAN STANLEY INVESTMENT MANAGEMENT, INC.
For
TRANSAMERICA IDEX MUTUAL FUNDS

          AGREEMENT made as of June 23, 2004, by and between Morgan Stanley Investment Management, Inc., a Delaware corporation (the “Sub-Adviser”), and AEGON/Transamerica Fund Advisers, Inc., a Florida corporation (the “Investment Adviser”).

          WHEREAS, the Investment Adviser has been organized to serve as investment manager of Transamerica IDEX Mutual Funds (the “Trust”), a Massachusetts business trust which has filed a registration statement (the “Registration Statement”) under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933, as amended, pursuant to an Investment Advisory Agreement dated January 1, 1997, as amended from time to time (the “Investment Advisory Agreement”); and

          WHEREAS, the Trust is comprised of several separate investment portfolios; and

          WHEREAS, the Investment Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment sub-adviser to assist the Investment Adviser in performing services for the investment portfolios of the Trust identified in Schedule A hereto (each a “Fund,” collectively the “Funds”); and

          WHEREAS, the Sub-Adviser is registered under the Investment Advisers Act of 1940, as amended, and is engaged in the business of rendering investment advisory services to investment companies and desires to provide such services to the Investment Adviser;

          NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

          1.     Employment of the Sub-Adviser. The Investment Adviser hereby employs the Sub-Adviser as sub-adviser to manage the investment and reinvestment of the assets of the Funds, subject to the control and direction of the Investment Adviser and the Trust’s Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Investment Adviser, the Funds or the Trust in any way.

          2.     Obligations of and Services to be Provided by the Sub-Adviser. The Sub-Adviser undertakes to provide the following services and to assume the following obligations:

                    a.     The Sub-Adviser shall manage the investment and reinvestment of the portfolio assets of the Funds, all without prior consultation with the Investment Adviser, subject to and in accordance with the respective investment objectives and policies of each Fund set forth in the Trust’s Registration Statement, as such Registration Statement may be amended from time to time, and any written instructions which the Investment Adviser or the Trust’s Board of Trustees may issue from time-to-time in accordance therewith. In pursuance of the foregoing, the Sub-Adviser shall make all determinations with respect to the purchase and sale of portfolio securities for the Funds and shall take such action necessary to implement the same. The Sub-Adviser shall render regular reports as mutually agreed upon by both parties to the Trust’s Board of Trustees and the Investment Adviser concerning the investment activities of the Funds.

                    b.     To the extent provided in the Trust’s Registration Statement, as such Registration Statement may be amended from time to time, the Sub-Adviser shall, in the name of the Funds, place orders for the execution of portfolio transactions with or through such brokers, dealers or banks as it may select including affiliates of the Sub-Adviser (as permitted under applicable law) and, complying with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), may pay a commission on transactions in excess of the amount of commission another broker-dealer would have charged. Any entity or person associated with the Investment Adviser or the Sub-Adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account(s) of the Portfolio(s) to the extent and as permitted by Section 11(a)(1)(H) of the Exchange Act and Rule 11a2-2(T) thereunder.

                    c.     In connection with the placement of orders for the execution of the portfolio transactions of the Funds, the Sub-Adviser shall create and maintain all necessary records in accordance with applicable laws, rules and regulations. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange

Commission (“SEC”), the Trust, the Investment Adviser or any person retained by the Trust at reasonable times. Where applicable, such records shall be maintained by the Sub-Adviser for the periods and in the places required by Rule 31a-2, as amended, under the 1940 Act.

                    d.     The Sub-Adviser shall bear its own expenses of providing services pursuant to this Agreement.

          3.     Compensation of the Sub-Adviser. In consideration of services rendered pursuant to this Agreement, the Investment Adviser will pay the Sub-Adviser a fee at the annual rate of the value of each Funds’ average daily net assets set forth in Schedule A hereto. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Sub-Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Sub-Adviser, the value of a Funds’ net assets shall be computed at the times and in the manner specified in the Trust’s Registration Statement.

          4.     Activities of the Sub-Adviser. The services of the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

          5.     Use of Names. The Investment Adviser shall not use the names “Morgan Stanley,” “Van Kampen,” “Miller Anderson” or “MAS,” or any derivative thereof or logos associated with such names (collectively, the “MS Names”), in any prospectus, sales literature or other material relating to the Funds or the Trust in any manner not approved prior thereto by the Sub-Adviser; provided, however, that the Sub-Adviser shall approve the use of a MS Name (other than “Morgan Stanley”) which merely refers in accurate terms to the Sub-Adviser’s appointment hereunder or which is required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld. The Sub-Adviser shall not use the name of a Fund, the Trust or the Investment Adviser in any material relating to the Sub-Adviser in any manner not approved prior thereto by the Investment Adviser; provided, however, that the Investment Adviser shall approve the use of its, a Fund’s or the Trust’s name which merely refers in accurate terms to the appointment of the Sub-Adviser hereunder or which is required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld. Upon termination of this Agreement, and to the extent applicable, (i) the Investment Adviser, the Fund(s) and the Trust shall cease to use the MS Names and (ii) the Sub-Adviser shall cease to use the name of the Fund(s), the Trust or the Investment Adviser, in both cases, as soon as is reasonably possible.

          The Investment Adviser recognizes that from time to time directors, officers and employees of the Sub-Adviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include a MS Name as part of their name, and that the Sub-Adviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

          6.     Liability of the Sub-Adviser. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Nothing herein shall constitute a waiver of any rights or remedies which the Trust may have under any federal or state securities laws.

          7.     Limitation of Trust’s Liability. A copy of the Trust’s Restatement of Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that any of the Trust’s obligations under this Agreement are not binding upon any of the Trustees, officers, shareholders, agents or employees of the Trust individually, but binding only upon the assets and property of the Funds.

          8.     Renewal, Termination and Amendment. This Agreement shall continue in effect with respect to each Fund, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Funds is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Funds or by vote of a majority of the Trust’s Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval. Any approval of this Agreement by the holders of a majority of the outstanding voting securities of a Portfolio shall be effective to continue this Agreement notwithstanding (i) that this Agreement has not been approved by the holders of the outstanding voting securities of any other portfolio of the Fund or (ii) that this Agreement has not been approved by the holders of a majority of the outstanding voting securities of the Fund, unless such approval shall be required by applicable law or otherwise.

          This Agreement may be terminated as to a Fund at any time, without payment of any penalty, by the Trust’s Board of Trustees, by the Investment Adviser, or by a vote of the majority of the outstanding voting securities of the Funds, or per the terms of the exemptive order - Release No. 23379 - under section 6(c) of the Act from section 15(a) and rule 18f-2 under the Act, upon 60 days’ prior written notice to the Sub-Adviser, or by the Sub-Adviser upon 90 days’ prior written notice to the Investment Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately with respect to a Fund upon termination of the Investment Advisory Agreement for such Fund. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Sub-Adviser and the Investment Adviser upon written agreement, subject to approval by the Trust’s Board of Trustees and, if required by applicable SEC rules and regulations, subject to a vote of a majority of a Funds’ outstanding voting securities.

          9.     Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except (i) as required by law, rule or regulation, (ii) as permitted under this Agreement, (iii) as authorized in writing by the furnishing party, or (iv) where such information otherwise becomes available to the public through no fault of the receiving party.

          The Investment Adviser hereby consents to the disclosure to third parties of (i) investment results and other data of the Investment Adviser or the Funds (other than the identity of the Investment Adviser or the Trust) in connection with providing composite investment results of the Sub-Adviser and (ii) investments and transactions of the Investment Adviser or the Funds (other than the identify of the Investment Adviser or the Trust) in connection with providing composite information of clients of the Sub-Adviser.

          10.     Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

          11.     Information. The Investment Adviser hereby acknowledges that it and the Trustees of the Trust have been provided with all information necessary in connection with the services to be provided by the Sub-Adviser hereunder, including a copy of Part II of the Sub-Adviser’s Form ADV at least 48 hours prior to the Investment Adviser’s execution of this Agreement, and any other information that the Investment Adviser or the Trustees deem necessary.

          12.     Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

ATTEST:		AEGON/TRANSAMERICA FUND ADVISERS, INC.

By:	/s/ Kyle Keelan	By:	/s/ Kim D. Day
Name:	Kyle Keelan	Name:	Kim D. Day
Title:	Sr. Vice President	Title:	Sr. Vice President

ATTEST:		MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

By:	/s/ James McCauley	By:	/s/ Ronald E. Robison
Name:	James McCauley	Name:	Ronald E. Robison
Title:	Executive Assistant	Title:	Managing Director

SUB-ADVISORY AGREEMENT
SCHEDULE A

FUNDS	SUB-ADVISER COMPENSATION	TERMINATION DATE

TA IDEX Van Kampen Emerging Markets Debt

0.45% of the first $250 million of the Fund’s average daily net assets; 0.40% of the Fund’s average daily net assets over $250 million up to $500 million; 0.35% of the Fund’s average daily net assets over $500 million.

December 9, 2005
TA IDEX Van Kampen Small Company Growth	0.45% of the first $500 million of the Fund’s average daily net assets and 0.40% of the Fund’s average daily net assets over $500 million.	December 9, 2005

TRANSAMERICA MULTI-MANAGED BALANCED

INVESTMENT SUBADVISORY AGREEMENT

BLACKROCK FINANCIAL MANAGEMENT, INC.

          This Agreement, entered into as of March 22, 2011 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and BlackRock Financial Management, Inc., a Delaware corporation (referred to herein as the “Subadviser”).

          TAM is the investment adviser to Transamerica Funds (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

          1.       Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

          2.      Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by reasonable advance notice in writing to the Subadviser. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation and agreements, including, without limitation, the power to execute swap, futures, options and other agreements, including collateral agreements, with counterparties, and to open and close accounts in connection therewith, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided that TAM shall have the right to review and approve such documentation and agreements prior to their execution or amendment as may be agreed to by the parties from time to time), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws as disclosed to the Subadviser (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Subadviser from time to time, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets except as permitted by applicable law. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

Subject to any other written instructions of the Board and/or TAM, the Fund does hereby delegate to the Sub-Adviser all of its powers, duties and responsibilities with regard to such investment and reinvestment and hereby appoints the Sub-Adviser as its agent in fact with full authority to buy, sell or otherwise effect investment transactions involving the assets in its name and for the Fund’s account, including without limitation, the power to execute swap, futures, options and other agreements with counterparties on the Fund’s behalf as the Sub-Adviser deems appropriate from time to time in order to carry out the Sub-Adviser’s responsibilities hereunder; provided that, the Subadviser’s actions in negotiating such documents shall comply with federal regulations, all other federal laws applicable to registered investment advisers and the Subadviser’s duties and obligations under this Agreement and the Governing Documents.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time and provided to the Subadviser, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)

Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

The Subadviser will provide the Adviser with reasonable assistance in connection with the Adviser’s obligation to fair value certain securities in the Fund. In addition, the Subadviser agrees to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

(f)

The Adviser acknowledges and agrees that the Subadviser shall have no power, authority, obligation or responsibility for filing claims on behalf of the Adviser, the Trust or the Fund or for providing advice with respect to any class action, bankruptcy proceeding or any other action or proceeding (the “Litigation”) in which the Fund or the Trust may be entitled to participate as a result of its securities holdings. The Subadviser’s responsibility with respect thereto shall be limited to providing any and all documentation or information relating to the Litigation as may reasonably be requested by the Adviser. The Adviser acknowledges that the Subadviser is not the official record keeper with respect to the managed assets.

          3.       Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

          4.       Delivery of Documents. Adviser has or will furnish Subadviser with copies of each of the following prior to the commencement of the Subadviser’s services hereunder:

(a)

the Trust’s Agreement and Declaration of Trust, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);

(b)

the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (“1933 Act”) and under the 1940 Act as filed with the SEC and all amendments thereto prior to their becoming effective insofar as such Registration Statement and such amendments relate to the Fund; and

(c)	the Trust’s most recent prospectus and Statement of Additional Information for the Fund (collectively called the “Prospectus”).

          During the term of this Agreement, the Adviser agrees to furnish the Subadviser at its principal office all proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of the Fund, prior to the use thereof, and the Adviser shall not use any such materials if the Subadviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Subadviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Subadviser’s service marks and other indicia of source, and its clients. The Adviser agrees to use its commercially reasonable efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Subadviser or its clients in any way are consistent with those materials previously approved by the Subadviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Subadviser by e-mail, first class or overnight mail, facsimile transmission equipment or hand delivery. It is understood that “BlackRock” is the name of the Subadviser’s parent company, BlackRock, Inc., and any derivative names or logos associated with such name are the valuable property of the Subadviser, and that the Trust has the right to include such phrase as a part of the name of the Fund or for any other purpose only so long as this Agreement shall continue. Upon termination of this Agreement the Trust shall forthwith prospectively cease to use such phrase and logos with respect to the Fund.

          Adviser shall provide (or cause the Fund’s custodian to provide) information to the Subadviser in a timely manner regarding such matters as the composition of assets in the Fund, cash requirements and cash available for investment in the Fund, and all other information as may be necessary for the Subadviser to perform its responsibilities hereunder.

          5.        Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)

The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

          6.       Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)

The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably requested by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

          7.       Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. The Adviser may from time to time waive the compensation it is entitled to receive from the Fund; however, any waiver will have no effect on the Adviser’s obligation to pay the Subadviser the compensation provided for herein.

If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of calendar days in such period bears to the number of calendar days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based on calendar days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

          8.        Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

          9.        Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

          10.      Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. The Subadviser may terminate this Agreement only upon giving 90 days’ advance written notice to TAM and the Fund. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

          11.      Use of Name. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Subadviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Subadviser or any of its affiliates.

          12.      Liability of the Subadviser.

(a)

The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. The Subadviser shall not be liable or responsible for any loss incurred in connection with any act or omission of any of the Fund’s trustees, administrators, custodian, or any broker-dealer or other third party. As used in this Section 12, the term the “Subadviser” shall include any subsidiary affiliates of BlackRock, Inc. performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

(b)

Except as provided in section 12(a) above, the Sub-Adviser shall indemnify and hold harmless the Adviser and its officers, directors, trustees, employees and agents from and against any and all liabilities, losses, claims, damages and expenses, including reasonable attorneys’ fees and expenses, of any kind or nature directly or indirectly resulting solely from or solely out of: (i) any material misrepresentation, breach of any material representation or failure to comply with any provision, warranty or obligation made by the Sub-Adviser in connection with this Agreement or any applicable laws and regulations; (ii) any actions or failure to act by the Sub-Adviser in connection with this Agreement that results in a violation of any law; or (iii) any gross negligence, willful misfeasance, bad faith or reckless disregard in fulfilling its obligations under this Agreement.

(c)

The Adviser shall indemnify and hold harmless the Sub-Adviser and its officers, directors, trustees, employees and agents from and against any and all liabilities, losses, claims, damages and expenses, including reasonable attorneys’ fees and expenses, of any kind or nature directly or indirectly resulting solely from or solely out of: (i) any material misrepresentation, breach of any material representation or failure to comply with any provision, warranty or obligation made by the Adviser in connection with this Agreement or any applicable laws and regulations; (ii) any actions or failure to act by the Adviser in connection with this Agreement that results in a violation of any law; or (iii) any gross negligence, willful misfeasance, bad faith or reckless disregard in fulfilling its obligations under this Agreement.

          13.     Representations of the Adviser.

(a)

The Adviser hereby acknowledges that not less than forty-eight (48) hours before the date it has executed this Agreement, it received from the Subadviser a copy of Part II of Subadviser’s Form ADV, as required by Rule 204-(3) of the Advisers Act.

(b)

The Adviser represents and warrants that it is registered with the U.S. Securities and Exchange Commission as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all material applicable provision of the Advisers Act and the rules and regulations thereunder; that it has all requisite authority to enter into, execute, deliver and perform its obligations under this Agreement; and that its performance under this Agreement does not conflict with any law, regulation or order to which it is subject or the Trust’s governance requirements.

14.

Obligations of Adviser. The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Subadviser’s investment advisory services as specified under this Agreement:

(a) A list of restricted securities including affiliates for the Fund (including CUSIP, Sedol or other appropriate security identification); and

(b) A copy of the current compliance procedures for the Fund.

The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

          15.     Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as designated herein.

a)	TO ADVISER:
Transamerica Asset Management, Inc.
570 Carillon Parkway
St. Petersburg, FL 33716
Attn: Chief Investment Officer

b)	TO SUB-ADVISER:
BlackRock Financial Management, Inc.
40 East 52nd Street
New York, NY 10022
Attention: Robert Capaldi

With a copy to:
BlackRock Financial Management, Inc.
40 East 52nd Street
New York, NY 10022
Attention: Robert Connolly, General Counsel

16.     Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

17.     Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority of the outstanding voting securities of that Fund and by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such amendment. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

18.     Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act. The Adviser acknowledges that the Subadviser is not the official record keeper for the Fund.

19.     Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

20. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

21.     Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

          22.     Counterpart Signatures. This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

[signature page to follow]

          The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples

Name: Christopher A. Staples
Title: Senior Vice President and Chief Investment Officer

BLACKROCK FINANCIAL MANAGEMENT, INC.

By:	/s/ Frank Porcelli

Name: Frank Porcelli
Title: Managing Director

Schedule A

Fund	Investment Subadvisory Fee*

Transamerica Multi-Managed Balanced**	0.12% up to $1 billion;
0.05% in excess of $1 billion.

*	As a percentage of average daily net assets on an annual basis.

**	With respect to such portion of the Fund’s assets as shall be allocated to BlackRock Financial Management, Inc. by TAM from time to time.

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN
TRANSAMERICA ASSET MANAGEMENT, INC. AND
J.P. MORGAN INVESTMENT MANAGEMENT INC.

THIS AMENDMENT is made as of March 22, 2011 to the Sub-Advisory Agreement dated as of November 7, 2005, as amended (the “Agreement”), between Transamerica Asset Management, Inc. (“TAM”) and J.P. Morgan Investment Management Inc. (the “Sub-Adviser”).

In consideration of the mutual covenants contained herein, the parties agree as follows:

1.

Schedule A. Schedule A to the Agreement is hereby deleted and replaced in its entirety with the attached Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

In all other respects, the Agreement dated November 7, 2005, as amended, is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of March 22, 2011.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name: Christopher A. Staples
Title: Senior Vice President and Chief Investment Officer

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:	/s/ Sherryl James-Rosario
Name: Sherryl James-Rosario
Title: Vice President

SCHEDULE A

as of March 22, 2011

FUNDS	SUB-ADVISER COMPENSATION*

Transamerica JPMorgan International Bond	First $100 million	0.20%
	Over $100 million up to $250 million	0.17%
	Over $250 million up to $500 million	0.16%
	Over $500 million up to $1 billion	0.15%
	Over $1 billion	0.12%

Transamerica JPMorgan Core Bond	First $750 million	0.20%
	Over $750 million up to $1 billion	0.175%
	Over $1 billion	0.15%
Transamerica JPMorgan Long/Short Strategy	0.90%
Transamerica Multi-Managed Balanced**	0.25%***

*	As a percentage of average daily net assets on an annual basis.

**	With respect to such portion of the Fund’s assets as shall be allocated to J.P. Morgan Investment Management Inc. by TAM from time to time.

***

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Partners Balanced Portfolio (a series of Transamerica Partners Portfolios); Transamerica JPMorgan Enhanced Index VP (a series of Transamerica Series Trust); and the portion of the assets of Transamerica Multi-Managed Balanced VP (a series of Transamerica Series Trust) and Transamerica Multi-Managed Balanced, allocated to and sub-advised by J.P. Morgan Investment Management Inc.

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN
TRANSAMERICA ASSET MANAGEMENT, INC. AND
J.P. MORGAN INVESTMENT MANAGEMENT INC.

THIS AMENDMENT is made as of July 1, 2009 to the Sub-Advisory Agreement dated as of November 7, 2005, as amended (the “Agreement”), between Transamerica Asset Management, Inc. (“TAM”) (formerly, Transamerica Fund Advisors, Inc.) and J.P. Morgan Investment Management Inc. (the “Sub-Adviser”).

In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	Name Change of the Trust. Any reference to Transamerica IDEX Mutual Funds will now be revised to mean Transamerica Funds, effective as of March 1, 2008.

2.	Replace Initial “WHEREAS” Clauses. The three initial “Whereas” clauses in the Agreement are hereby deleted entirely and replaced with the following paragraph:

WHEREAS, TAM is the investment adviser to Transamerica Funds (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Sub-Adviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (each, a “Fund”). The Sub-Adviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided.

3.	Schedule A. Schedule A to the Sub-Advisory Agreement dated November 7, 2005, as amended, is hereby deleted entirely and replaced as follows:

FUNDS	SUB-ADVISER COMPENSATION*

Transamerica JPMorgan International Bond	First $100 million	0.20%
	Over $100 million up to $250 million	0.17%
	Over $250 million up to $500 million	0.16%
	Over $500 million up to $1 billion	0.15%
	Over $1 billion	0.12%

Transamerica JPMorgan Core Bond	First $750 million	0.20%
	Over $750 million up to $1 billion	0.175%
	Over $1 billion	0.15%

*	As a percentage of average daily net assets on an annual basis.

In all other respects, the Sub-Advisory Agreement dated November 7, 2005, as amended, is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of July 1, 2009.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name: Christopher A. Staples
Title: Senior Vice President

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:	/s/ Danielle K. Azua
Name: Danielle K. Azua
Title: Vice President

[Transamerica Letterhead]

May 2, 2008

J.P. Morgan Investment Management, Inc.
Attn: Donna Nascimento
245 Park Avenue, 3rd Floor
New York, NY 10167

          Re:          Notification of Name Change

Dear Ms. Nascimento:

          This letter serves as notification that, effective January 1, 2008, TRANSAMERICA FUND ADVISORS, INC. was renamed TRANSAMERICA ASSET MANAGEMENT, INC.

          Additionally, we have renamed the following mutual funds and each underlying series to reflect the Transamerica brand. Please note the effective date for each mutual fund and its respective underlying series.

          Effective March 1, 2008:

Former Name	New Name
Transamerica IDEX Mutual Funds	Transamerica Funds
TA IDEX JPMorgan International Bond	Transamerica JPMorgan International Bond
TA IDEX JPMorgan Mid Cap Value	Transamerica JPMorgan Mid Cap Value

          Effective May 1, 2008

Former Name	New Name
AEGON/Transamerica Series Trust	Transamerica Series Trust
(ATST) JPMorgan Core Bond	Transamerica JPMorgan Core Bond VP
(ATST) JPMorgan Enhanced Index	Transamerica JPMorgan Enhanced Index VP
(ATST) JPMorgan Mid Cap Value	Transamerica JPMorgan Mid Cap Value VP

J.P. Morgan Investment Management, Inc.
Attn: Donna Nascimento

May 2, 2008

Page Two

          Please include this letter with any applicable agreement your firm may have with us, as there will be no formal individual amendment to our agreement.

          If you have any questions, please feel free to call me at 727-299-1803.

Thank you,

/s/ Meg Cullem-Fiore
Meg Cullem-Fiore
Vice President and Senior Counsel
Transamerica Asset Management, Inc.

SUB-ADVISORY AGREEMENT BETWEEN
TRANSAMERICA FUND ADVISORS, INC. AND
J.P. MORGAN INVESTMENT MANAGEMENT INC.

          SUB-ADVISORY AGREEMENT, made as of the 7th day of November 2005 between Transamerica Fund Advisors, Inc. (the “Investment Adviser”), a corporation organized and existing under the laws of the State of Florida and J.P. Morgan Investment Management Inc. (the “Sub-Adviser”), a Delaware corporation.

          WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of November 7, 2005 (“Advisory Agreement”) with Transamerica IDEX Mutual Funds (“Transamerica IDEX”), a Delaware statutory trust which is registered as an open-end management investment company under the Investment Company Act of 1940 (“1940 Act”), to provide or procure investment advisory services with respect to TA IDEX J.P. Morgan International Bond (the “Fund”), a separate series of Transamerica IDEX; and

          WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”); and

          WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to assist the Investment Adviser in furnishing certain investment advisory services with respect to the Fund, and the Sub-Adviser is willing to furnish such services upon the terms and conditions and for the compensation set forth below.

          NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1.       Appointment.

The Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be independent contractor and shall, except as otherwise provided herein, have no authority to act for or represent the Investment Adviser, Transamerica IDEX, or the Fund in any way or otherwise be deemed the agent of any of them.

2.       Duties and Services of the Sub-Adviser.

A. Investment Sub-Advisory Services. Subject to the supervision of the Transamerica IDEX Board of Trustees (“Board”) and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser to, and shall manage the day-to-day investment program of, the Fund in accordance with the Fund’s investment objective, policies, and restrictions as provided in the Transamerica IDEX Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the “Prospectus”), and such other reasonable limitations as directed by the appropriate officers of the Investment Adviser or Transamerica IDEX by notice in writing to the Sub-Adviser. In furtherance of this duty, the Sub-Adviser, on behalf of the Fund, is authorized, in its discretion and without prior consultation with the Board or the Investment Adviser, to (without limitation):

(1) provide investment research and analysis concerning the Fund’s investments and conduct a continuous investment program to the Fund;

(2) place orders and negotiate the commissions (if any) for all purchases and sales of the investments made by the Fund with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select;

(3) maintain the books and records required in connection with its duties hereunder; and

(4) keep the Investment Adviser informed of developments materially affecting the Fund and its investments.

B. Additional Duties of the Sub-Adviser. In addition to the above, the Sub-Adviser shall:

(1) use the same skills and care in providing its services to the Fund as it uses in providing investment services to other fiduciary accounts;

(2) cause its officers to attend meetings, either in person or via teleconference, of Transamerica IDEX and furnish oral or written reports, as Transamerica IDEX or the Investment Adviser may reasonably require, in order to keep Transamerica IDEX and its officers and Board fully informed as to the condition of the investments of the Fund, the investment recommendations of the Sub-Adviser, and the investment considerations which provide the basis for those recommendations; and

(3) furnish such information and reports as may reasonably be required by Transamerica IDEX or the Investment Adviser from time to time.

C. Further Duties of the Sub-Adviser.

(1) In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the Transamerica IDEX Declaration of Trust and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the reasonable written instructions and directions of Transamerica IDEX and the Investment Adviser, and shall comply in all material respects with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable laws and regulations.

(2) The Sub-Adviser acknowledges that the Fund may engage in certain transactions in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of the Fund, or an affiliated person of such other sub-adviser, concerning transactions for the Fund in securities or other fund assets. The Sub-Adviser shall be limited to providing investment advice with respect to only the portion of the Fund’s portfolio as may be allocated to the Sub-Adviser from time-to-time by the Investment Adviser, and shall not consult with any other sub-adviser as to any other portion of the Fund’s portfolio concerning transactions for the Fund in securities or other assets.

D. Custody. The Sub-Adviser shall have no responsibility with respect to maintaining custody of the Fund’s assets nor shall the Sub-Adviser have any responsibility to acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Fund. The Sub-Adviser shall affirm security transactions with central depositories and advise the custodian of the Fund (the “Custodian”) or such depositories or agents as may be designated by the Custodian and the Investment Adviser promptly of each purchase and sale of a security on behalf of the Fund, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. The Sub-Adviser shall from time to time, upon the written request of the Investment Adviser or the Fund, provide the Custodian and the Investment Adviser with evidence of authority of its personnel who are authorized to give instructions to the Custodian. The Fund shall direct the Custodian to comply with all investment instructions given by Sub-Adviser with respect to the Fund. The Fund shall instruct the Custodian to provide the Sub-Adviser with such information as the Sub-Adviser may reasonably request relating to daily cash levels held by the Fund. The Fund shall provide Sub-Adviser with reasonable advance notice of any change in the Custodian.

The Fund and the Investment Adviser shall have full responsibility for the payment of all taxes due on capital or income held or collected for the Fund and the filing of any returns in connection therewith or otherwise required by law.

E. Proxy Voting and Other Actions as a Fiduciary. Unless the Investment Adviser advises the Sub-Adviser in writing that the right to vote proxies has been expressly reserved to the Investment Adviser or Transamerica IDEX or otherwise delegated to another party, the Sub-Adviser shall exercise voting rights incident to any securities held by the Fund in accordance with its own proxy voting policies and procedures without consultation with the Investment Adviser or the Fund. The Sub-Adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to the Investment Adviser.

The Sub-Adviser shall further respond to all corporate action matters incident to such securities held in the Fund including, without limitation, proofs of claim in bankruptcy and class action cases and shelf registrations. The Sub-Adviser agrees to keep the Fund informed about any such litigation and the actions that it intends to take. In the case of class action suits involving issuers held by the Fund, the Sub-Adviser may include information about the Fund for purposes of participating in any settlements.

The Investment Adviser agrees to instruct the Custodian to forward all proxy materials and related shareholder communications to Sub-Adviser promptly upon receipt. The Sub-Adviser shall not be liable with regard to voting of proxies or other corporate actions if the proxy materials and other communications are not received in a timely manner. The Sub-Adviser shall not be required to take any action or render any advice with respect to any legal proceedings, including bankruptcies, involving securities, or the issuers thereof, held in the Fund on or prior to the date of this Agreement.

F. Use of Name. The Sub-Adviser shall give the Fund, for the term of this Agreement, a royalty free, nonexclusive, nontransferable right to use the name “J.P. Morgan” (hereinafter referred to as the “Mark”) in the United States as part of the name of the Fund, provided such name is approved by the Sub-Adviser in writing. Such right does not include the right to allow third parties to use the Mark except as specifically provided in this Agreement. The Mark shall not be used by the Fund at any time or in any place or for any purposes or under any conditions except as provided in this Section 2(F). The forgoing authorization by the Sub-Adviser to the Fund to use said Mark is not exclusive of the right of the Sub-Adviser itself to use or authorize others to use the same. The Investment Adviser agrees that as between the Sub-Adviser and the Fund, the Sub-Adviser has the exclusive right to use or authorize others to use the Mark, and the Investment Adviser agree to take any such action as may be requested by the Sub-Adviser to give full effect to the provisions of this Section 2(F). Neither the Fund nor the Investment Adviser shall retain any right to use of the Mark after the termination of this Agreement. Upon termination of this Agreement, the Fund will use its best efforts to change the name of the Fund so as to eliminate all reference to the Mark and will not thereafter transact any business in a name containing the Mark in any form or combination whatsoever, or (except as may otherwise be required by law) designate itself as the same entity as or successor to any entity of such name, or otherwise use the Mark or any other reference to the Sub-Adviser. Further the Fund will immediately terminate all use of the Mark and destroy any remaining unused sales documentation, promotional, marketing, advertising or other written printed or electronic material or performance information that contains the Mark. The Fund agrees to use its best efforts to ensure that the nature and quality of the services rendered in connection with the Mark shall conform to the terms of this Agreement and any amendments thereto. Such covenants on the part of the Investment Adviser and the Fund shall survive termination of this agreement.

3.	Compensation.

For the services provided by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive monthly an investment sub-advisory fee at the annual rate (as a percentage of average daily net assets) as specified in Schedule A of this Agreement. If this Agreement is not in effect for an entire month, the amount of sub-advisory fee payable hereunder shall be pro-rated accordingly.

4.	Expenses.

During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in the performance of its duties and its provision of services hereunder, other than the cost of investments (including brokerage fees) purchased and sold for the Fund. Notwithstanding the foregoing, the Sub-Adviser shall not bear expenses related to the operation of the Fund, including but not limited to, taxes, interests, brokerage fees and commissions, proxy voting expenses and extraordinary Fund expenses.

5.	Duties of the Investment Adviser.

A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties and services under this Agreement.

B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

(1) The Transamerica IDEX Declaration of Trust and By-Laws, as each is in effect on the date hereof and as amended from time to time;

(2) Certified resolutions of the Board authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving this Agreement;

(3) The Transamerica IDEX Registration Statement under the 1940 Act and the Securities Act of 1933, on Form N-1A, as filed with the Securities and Exchange Commission (“SEC”) relating to the Fund and its shares and all amendments thereto (“Registration Statement”); and

(4) A certified copy of any publicly available financial statement or report prepared for Transamerica IDEX by certified or independent public accountants, and copies of any financial statements or reports made by the Fund to its shareholders or to any governmental body or securities exchange.

The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

C. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser for its prior approval, at its principal office, all prospectuses, proxy statements, reports to shareholders, sales documentation, promotional, marketing, advertising and other written, printed or electronic material or performance information or data prepared for distribution to shareholders of the Fund or the public, which include the Mark or refer to the Fund, the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to a use thereof which has not been previously approved by the Sub-Adviser. The Investment Adviser shall not use any such materials without the Sub-Adviser’s prior written approval, which approval shall not be unreasonably withheld; and the Investment Adviser shall not use any such materials which do not include the Mark if the Sub-Adviser reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed upon) after the Sub-Adviser’s receipt thereof.

6.	Brokerage.

A. The Sub-Adviser will effect securities and other transactions for the Fund through brokers or dealers of its choice. The Sub-Adviser agrees that, in placing such orders it will attempt to obtain the best execution of its orders. Consistent with this policy, the Sub-Adviser, in selecting broker dealers to execute transactions on behalf of the Fund, will consider all factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, the Sub-Adviser is authorized to consider the brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. In no instance will Fund securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except to the extent permitted by exemptive order of the SEC or in accordance with applicable laws and regulations.

B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund, as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time. The Investment Adviser acknowledges that, in some cases, this procedure may adversely affect the price paid or received by the Fund or may limit the size of the position that may be acquired or sold for the Fund.

7.	Ownership of Records.

The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees (i) to preserve for the periods prescribed by Rule 31a-3 under the 1940 Act any records that it maintains for the Fund that are required to be maintained by Rule 31a-1 under the 1940 Act, and (ii) to provide the Fund with access to or copies of any records that it maintains for the Fund upon reasonable request by the Fund.

8.	Reports.

The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

9.	Services to Other Clients.

Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. Further, Investment Adviser understands, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts, including other investment companies and accounts following the same investment strategy as the Fund. Investment Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be fair and equitable to each over time, however there can be no assurance that a particular investment opportunity which comes to the attention of the Sub-Adviser will be allocated in any particular manner. In addition, Investment Adviser understands, that the persons employed by Sub-Adviser to assist in Sub-Adviser’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. Sub-Adviser may give advice and take action with respect to any of its other clients which may differ from advice given or actions taken with respect to the Fund, or the timing or nature of action taken with respect to the Fund.

10.	The Sub-Adviser’s Use of the Services of Others.

The Sub-Adviser may (at its cost except as contemplated by Section 6 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of obtaining statistical and other factual information, advice regarding economic factors and trends, advice as to occasional transactions in specific securities, accounting, administrative, reporting and ancillary services or such other information, advice, or assistance as the Sub-Adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Sub-Adviser, as appropriate, or in the discharge of the Sub-Adviser’s overall responsibilities with respect to the other accounts that it serves as investment manager or counselor, provided that the Sub-Adviser shall at all times retain responsibility for making investment recommendations with respect to the Fund.

11.	Liability and Indemnification of the Sub-Adviser.

The Sub-Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability to the Investment Adviser, the Fund or any shareholder of the Fund for any error of judgment, mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in its performance of its obligations and duties under this Agreement or by reason of its reckless disregard of its obligations and duties under this Agreement.

Sub-Adviser does not guarantee the future performance of the Fund or any specific level of performance, the success of any investment decision or strategy that Sub-Adviser may use, or the success of Sub-Adviser’s overall management of the Fund. The Fund and the Investment Advisor understand that investment decisions made for the Fund by Sub-Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable. Sub-Adviser will manage only the assets of the Fund allocated to its management by the Investment Adviser and in making investment decisions for the Fund.

The Sub-Adviser shall indemnify and hold harmless the Investment Adviser, the Fund and their respective directors, trustees, officers, employees or agents from any and all claims, losses, expenses, obligation and liabilities (including reasonable attorneys fees) (“Losses”) arising or resulting from the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in its performance of its obligations and duties under this Agreement or by reason of its reckless disregard of its obligations and duties under this Agreement.

The Sub-Adviser shall not be liable for any special, consequential or incidental damages.

12.	Indemnification by the Investment Adviser.

The Investment Adviser shall indemnify and hold harmless the Sub-Adviser and its directors, trustees, officers, employees or agents from any and all Losses arising or resulting from the Sub-Adviser’s performance of its duties and obligations under this

Agreement except to the extent such Losses arise or result from Sub-Adviser’s willful misfeasance, bad faith or gross negligence in its performance of its obligations and duties under this Agreement or by reason of its reckless disregard of its obligations and duties under this Agreement.

The Investment Adviser shall not be liable for any special, consequential or incidental damages.

13.	Representations of the Sub-Adviser.

The Sub-Adviser represents, warrants, and agrees as follows:

A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and 204A-1 under the Advisers Act and will provide the Investment Adviser and Transamerica IDEX with a copy of such code of ethics and any amendments thereto, together with evidence of adoption for review and approval by the Board. The Sub-Adviser understands that the Board is required to approve the Sub-Adviser’s code of ethics and acknowledges that the Agreement is conditioned upon such Board approval.

C. The Sub-Adviser has adopted proxy voting policies and procedures reasonably designed to ensure that the proxies are voted in the best interests of the Sub-Adviser’s clients including the Fund and its shareholders and complying with Rule 206(4)-6 under the Advisers Act and will provide the Investment Adviser and Transamerica IDEX with a copy of such policies and procedures and any amendments thereto, together with evidence of adoption for review and approval by the Board. The Sub-Adviser understands that the Board is required to approve the Sub-Adviser’s proxy voting policies and procedures and acknowledges that the Agreement is conditioned upon such Board approval.

D. The Sub-Adviser has provided the Investment Adviser and Transamerica IDEX with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any material amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

E. The Sub-Adviser has adopted compliance policies and procedures reasonably designed to prevent violations of the Advisers Act and the rules thereunder, and has provided Transamerica IDEX and the Investment Adviser with a copy of such compliance policies and procedures (and will provide them with any material amendments thereto). To the extent applicable to the Sub-Adviser’s duties under this Agreement, the Sub-Adviser agrees to assist the Fund in complying with the Fund’s compliance program adopted pursuant to Rule 38a-1 under the 1940 Act. The Sub-Adviser understands that the Board is required to approve the Sub-Adviser’s compliance policies and procedures and acknowledges that the Agreement is conditioned upon such Board approval.

F. The Sub-Adviser will manage the Fund so that the Fund will comply with the diversification requirements of Subchapter M of the Internal Revenue Code, and will immediately notify the Investment Adviser and the Fund upon having a reasonable basis for believing that the Fund has ceased to comply with such requirements.

G. The Sub-Adviser shall notify the Investment Adviser and the Fund immediately of any material fact that becomes known to the Sub-Adviser relating to the services performed by the Sub-Adviser hereunder that is not contained in the Registration Statement, or any amendment or supplement thereto, or of any statement contained therein relating to the services performed by the Sub-Adviser hereunder that becomes untrue in any material respect.

H. The Sub-Adviser shall not divert the Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of Transamerica IDEX, or any other registered investment company.

14.	Representations of the Investment Adviser.

The Investment Adviser represents, warrants and agrees that it (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has full power and authority to appoint Sub-Adviser to manage the Fund in accordance with the terms of this Agreement; (v) has the authority to enter into and perform the services contemplated by this Agreement; and (vi) will immediately notify the Sub-Adviser of the occurrence of any event that would disqualify the Investment Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

15.	Trade Settlement at Termination.

Termination will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination, the Sub-Adviser shall be entitled, without prior notice to the Investment Adviser or the Fund, to direct the Custodian to retain and/or realize any assets of the Fund as may be required to settle transactions already initiated, and to pay any outstanding liabilities of the Sub-Adviser with respect to such transaction. Following the date of effective termination, any new transactions will only be executed by mutual agreement between the Investment Adviser and the Sub-Adviser.

16.	Force Majeure.

Neither party to this Agreement shall be liable for damages resulting from delayed or defective performance when such delays arise out of causes beyond the control and without the fault or negligence of the offending party. Such causes may include, but are not restricted to, Acts of God or of the public enemy, terrorism, acts of the State in its sovereign capacity, fires, floods, earthquakes, power failure, disabling strikes, epidemics, quarantine restrictions, and freight embargoes.

17.	Term of Agreement.

This Agreement shall become effective as of the date set forth above. Unless sooner terminated as provided herein, it shall continue in effect for two years from its effective date. Thereafter, if not terminated, it shall continue for successive 12-month periods, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act) or by the Board and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Trustees who are not interested persons (for regulatory purposes) of Transamerica IDEX or the Investment Adviser. This Agreement may be terminated at any time, without payment of any penalty, on 60 days’ written notice to the Investment Adviser or the Sub-Adviser, as appropriate, by (i) the Board, (ii) a vote of a majority of the outstanding voting securities of the Fund, (iii) the Investment Adviser, or (iv) the Sub-Adviser. This Agreement shall terminate automatically in the event of its assignment (as defined or interpreted for regulatory purposes) or the termination of the Advisory Agreement.

18.	Notices.

Any notice shall be sufficiently given when sent by certified U.S. mail, national express delivery service, or facsimile to the parties at the address below:

If to Transamerica IDEX:

Transamerica IDEX Mutual Funds
570 Carillon Parkway
St. Petersburg, FL 33716
Attn: John K. Carter
Telephone: (727) 299-1824
Fax: (727) 299-1641

If to the Investment Adviser:

Transamerica Fund Advisors, Inc.
570 Carillon Parkway
St. Petersburg, FL 33716
Attn: John K. Carter

Telephone: (727) 299-1824
Fax: (727) 299-1641

If to the Sub-Adviser:

J.P. Morgan Investment Management Inc.
Attention: Lissette R. Resnick
522 Fifth Ave
New York, NY 10036
Telephone: (212) 837-1973
Fax: (212) 837-5158

19.	Amendment of Agreement.

No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by the Board and, solely to the extent required by the 1940 Act, regulations thereunder and/or interpretations thereof, the shareholders of the Fund.

20.	Miscellaneous.

A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

B. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

C. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

D. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected, and to this extent, the provisions of this Agreement shall be deemed to be severable.

E. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to authoritative interpretations thereof.

F. Confidentiality. The Sub-Adviser will maintain the strictest confidence regarding the business affairs of Transamerica IDEX and the Fund provided, however, that notwithstanding the foregoing, the Sub-Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Sub-Adviser. Further, to the extent that any market counterparty with whom the Sub-Adviser deals, or any service provider with whom the Sub-Adviser contracts for the provision of services related to Sub-Advisers obligations under this Agreement, requires information relating to the Fund (including, but not limited to, the identity of the Fund and market value of the Fund), the Sub-Adviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Fund, or provide such services to Sub-Adviser in accordance with the terms of this Agreement. Any information, including information on portfolio transactions, recommendation and/or written reports furnished by the Sub-Adviser to Transamerica IDEX and/or the Investment Adviser will be treated as confidential, and for the exclusive use and benefit of Transamerica IDEX and the Investment Adviser, except as disclosure may be required by applicable law. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Investment Adviser and Sub-Adviser, the Investment Adviser and the Fund will not disclose, in any manner whatsoever except as expressly authorized in this Agreement, any list of securities held by the Fund for a period of at least 30 days after month end, except that the Fund’s top 10 holdings may be disclosed 16 days after month end. In addition, the Investment Adviser may disclose, earlier than 30 days after month end, a list of the securities held by the Fund to certain third parties who have entered into a confidentiality agreement with the Transamerica IDEX on behalf of the Fund.

G. Anti-Money Laundering. The Investment Adviser and the Fund acknowledge that the Fund is in compliance, and will continue to comply, with all applicable anti-money laundering regulations. Further, each the Investment Adviser and the Fund agree to provide any documentation or information the Sub-Adviser may reasonably request for the purpose of complying with its own anti-money laundering obligations.

H. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original of the same agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA FUND ADVISORS, INC.

By:	/s/ T. Gregory Reymann, II
Name: T. Gregory Reymann, II
Title: Vice President

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:	/s/ David Warsoff
Name: David Warsoff
Title: Vice President

SUB-ADVISORY AGREEMENT

SCHEDULE A

PORTFOLIO	SUB-ADVISER COMPENSATION*
TA IDEX J.P. Morgan International Bond
0.20% of assets up to $100 million of average daily net assets;
0.17% of next $150 million of average daily net assets;
0.16% of next $250 million of average daily net assets;
0.15% of next $500 million of average daily net assets; and
0.12% of average daily net assets in excess of $1 billion

*     As a percentage of average daily net assets on an annual basis.

TRANSAMERICA SYSTEMATIC SMALL/MID CAP VALUE

INVESTMENT SUB-ADVISORY AGREEMENT

Systematic Financial Management L.P.

          This Agreement, entered into as of March 22, 2011 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Systematic Financial Management L.P., a Delaware limited partnership (referred to herein as the “Sub-adviser”).

          TAM is the investment adviser to Transamerica Funds (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Sub-adviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Sub-adviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

          1.      Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Sub-adviser to act as sub-adviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Sub-adviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. Sub-advisory Services. In its capacity as sub-adviser to the Fund, the Sub-adviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Sub-adviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Sub-adviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Sub-adviser. The Sub-adviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Sub-adviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Sub-adviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Sub-adviser from time to time, and any other specific policies adopted by the Board and disclosed to the Sub-adviser. The Sub-adviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Sub-adviser is prohibited from directly or indirectly consulting with any other Sub-adviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Sub-adviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Sub-adviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Sub-adviser or its affiliates exercise investment discretion. The Sub-adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Sub-adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

The Fund hereby authorizes any entity or person associated with the Sub-adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Sub-adviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Sub-adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Sub-adviser and its directors and officers.

(d)

Unless TAM advises the Sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Sub-adviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Sub-adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

The Sub-adviser will monitor the security valuations of the Allocated Assets. If the Sub-adviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Sub-adviser will notify TAM promptly. In addition, the Sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

          3.      Activities of the Sub-adviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Sub-adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Sub-adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Sub-adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub-adviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Sub-adviser’s policies and procedures as presented to the Board from time to time.

          4.      Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Sub-adviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Sub-adviser pursuant to this Agreement.

(c)

The Sub-adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Sub-adviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5.	Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Sub-adviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Sub-adviser with such other documents and information with regard to the Fund’s affairs as the Sub-adviser may from time to time reasonably request.

(b)

The Sub-adviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Sub-adviser relating to the services provided by the Sub-adviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

          6.      Compensation of the Sub-adviser. As compensation for the services performed by the Sub-adviser, TAM shall pay the Sub-adviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Sub-adviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

          7.       Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Sub-adviser or any affiliated company of the Sub-adviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Sub-adviser’s or any affiliated company’s staff.

          8.      Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

          9.      Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Sub-adviser, without the payment of any penalty. The Sub-adviser may terminate the Agreements only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Sub-adviser and shall not be assignable by TAM without the consent of the Sub-adviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

          10.      Use of Name. If this Agreement is terminated with respect to the Fund and the Sub-adviser no longer serves as sub-adviser to the Fund, the Sub-adviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Sub-adviser or any of its affiliates.

          11.      Liability of the Sub-adviser. The Sub-adviser may rely on information reasonably believed by it to be accurate and reliable. the Sub-adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Sub-adviser against any liability to TAM or the Fund to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Sub-adviser” shall include any affiliates of the Sub-adviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Sub-adviser and such affiliates.

          12.      Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

          13.      Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Sub-adviser.

          14.      Books and Records. The Sub-adviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-adviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Sub-adviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

          15.      Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

          16.      Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

          17.      Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

          The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name: Christopher A. Staples
Title: Senior Vice President and Chief Investment Officer

SYSTEMATIC FINANCIAL MANAGEMENT L.P.

By:	/s/ Karen E. Kohler
Name: Karen E. Kohler
Title: Chief Operating Office

Schedule A

Fund	Investment Sub-advisory Fee

Transamerica Systematic Small/Mid Cap Value

0.45% of the first $100 million of average daily net assets; 0.40% of average daily net assets in excess of $100 million up to $350 million; 0.35% of average daily net assets in excess of $350 million up to $1 billion; and

0.30% of average daily net assets in excess of $1 billion*

*

The average daily net assets for the purposes of calculating sub-advisory fees will be determined on a combined basis with Transamerica Systematic Small/Mid Cap Value VP, a series of Transamerica Series Trust, also managed by the Sub-adviser.

TRANSAMERICA WMC DIVERSIFIED EQUITY

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN
TRANSAMERICA ASSET MANAGEMENT, INC. AND
WELLINGTON MANAGEMENT COMPANY, LLP

THIS AMENDMENT is made as of March 22, 2011 to the Investment Sub-Advisory Agreement dated September 15, 2008, as amended (the “Agreement”), between Transamerica Asset Management, Inc. and Wellington Management Company, LLP (the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.

Schedule A. Schedule A to the Investment Sub-Advisory Agreement is hereby deleted and replaced with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

In all other respects, the Investment Sub-Advisory Agreement dated September 15, 2008, as amended, is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of March 22, 2011.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name: Christopher A. Staples
Title: Senior Vice President

WELLINGTON MANAGEMENT COMPANY, LLP

By:	/s/ Stephen Klar
Name: Stephen Klar
Title: Senior Vice President

SCHEDULE A

as of March 22, 2011

FUNDS	SUB-ADVISER COMPENSATION*

Transamerica WMC Emerging Markets	0.70%

	First $2 billion	0.28%
Transamerica WMC Diversified Equity**	Over $2 billion up to $5 billion	0.25%
	Over $5 billion	0.225%

	First $2 billion	0.28%
Transamerica WMC Diversified Growth**	Over $2 billion up to $5 billion	0.25%
	Over $5 billion	0.225%

Transamerica WMC Quality Value	First $1 billion	0.25%
	Over $1 billion	0.225%

*	As a percentage of average daily net assets on an annual basis.

**

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP, Transamerica WMC Diversified Equity, Transamerica WMC Diversified Equity VP and the portion of the assets of Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management Company, LLP.

AMENDMENT TO INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN
TRANSAMERICA ASSET MANAGEMENT, INC. AND
WELLINGTON MANAGEMENT COMPANY, LLP

THIS AMENDMENT is made as of November 15, 2010 to the Investment Sub-Advisory Agreement dated September 15, 2008, as amended (the “Agreement”), between Transamerica Asset Management, Inc. and Wellington Management Company, LLP (“Wellington Management” or the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

Schedule A. Schedule A to the Investment Sub-Advisory Agreement dated September 15, 2008, as amended, is hereby deleted entirely and replaced as follows:

FUNDS	SUB-ADVISER COMPENSATION*

Transamerica WMC Emerging Markets	0.70% of the Fund’s average daily net assets

	First $2 billion	0.28%
Transamerica WMC Diversified Growth**	Over $2 billion up to $5 billion	0.25%
	Over $5 billion	0.225%

Transamerica WMC Quality Value	First $1 billion	0.25%
	Over $1 billion	0.225%

*	As a percentage of average daily net assets on an annual basis.

**

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management.

In all other respects, the Investment Sub-Advisory Agreement dated September 15, 2008, as amended, is hereby ratified and confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of November 15, 2010.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name: Christopher A. Staples
Title: Senior Vice President

WELLINGTON MANAGEMENT COMPANY, LLP

By:	/s/ Diane C. Norden
Name: Diane C. Norden
Title: Senior Vice President

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN
TRANSAMERICA ASSET MANAGEMENT, INC. AND
WELLINGTON MANAGEMENT COMPANY, LLP

THIS AMENDMENT is made as of April 9, 2010 to the Sub-Advisory Agreement dated September 15, 2008 (the “Agreement”), between Transamerica Asset Management, Inc. and Wellington Management Company, LLP (“Wellington Management” or the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

Schedule A. Schedule A to the Sub-Advisory Agreement dated September 15, 2008 is hereby deleted entirely and replaced as follows:

FUNDS	SUB-ADVISER COMPENSATION*
Transamerica WMC Emerging Markets	0.70% of the Fund’s average daily net assets
	First $2 billion	0.28%
	Over $2 billion up to $5 billion	0.25%
Transamerica WMC Diversified Growth**	Over $5 billion	0.225%

*	As a percentage of average daily net assets on an annual basis.

**

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management.

In all other respects, the Sub-Advisory Agreement dated September 15, 2008 is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of April 9, 2010.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President
Date:	4/8/10

WELLINGTON MANAGEMENT COMPANY, LLP

By:	/s/ Sarah K. Williamson
Name:	Sarah K. Williamson
Title:	Senior Vice President
Date:	4/8/10

INVESTMENT SUB-ADVISORY AGREEMENT
BETWEEN TRANSAMERICA ASSET MANAGEMENT, INC. AND
WELLINGTON MANAGEMENT COMPANY, LLP

          This Agreement, entered into as of September 15, 2008 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Wellington Management Company, LLP, a Massachusetts limited liability partnership (referred to herein as the “Sub-adviser”).

          TAM is the investment adviser to Transamerica Funds (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Sub-adviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Sub-adviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

          1.      Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Sub-adviser to act as sub-adviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Sub-adviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

          2.      Sub-advisory Services. In its capacity as sub-adviser to the Fund, the Sub-adviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Sub-adviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Sub-adviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Sub-adviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation and agreements), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Sub-adviser. The Sub-adviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Sub-adviser is prohibited from directly or indirectly consulting with any other sub-adviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Sub-adviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Sub-adviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Sub-adviser or its affiliates exercise investment discretion. The Sub-adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Sub-adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

The Fund hereby authorizes any entity or person associated with the Sub-adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Sub-adviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Sub-adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Sub-adviser and its directors and officers.

(d)

Unless TAM advises the Sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or Transamerica Funds or otherwise delegated to another party, the Sub-adviser shall exercise voting rights incident to any series held by the Fund in accordance with the Sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Sub-adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

The Sub-adviser will review the security valuations of the Allocated Assets on a daily basis. If the Sub-adviser believes that the carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Sub-adviser will notify TAM promptly. In addition, the Sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

          3.      Activities of the Sub-adviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Sub-adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Sub-adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Sub-adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub-adviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Sub-adviser’s policies and procedures as presented to the Board from time to time.

          4.      Allocation of Charges and Expenses. During the term of this Agreement, the Funds will bear all expenses not expressly assumed by TAM or the Sub-adviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

Each Fund shall pay (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the

Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Sub-adviser pursuant to this Agreement.

(c)	The Sub-adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement.

          5.      Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Sub-adviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Sub-adviser with such other documents and information with regard to the Fund’s affairs as the Sub-adviser may from time to time reasonably request.

(b)

The Sub-adviser, at its expense, shall supply the Board, the officers of the Trust and TAM with information and reports reasonably required by them, or required to be maintained by the Sub-adviser under the federal securities laws, or reasonably available to the Sub-adviser, relating to the services provided by the Sub-adviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

          6.      Compensation of the Sub-adviser. As compensation for the services performed by the Sub-adviser, TAM shall pay the Sub-adviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Sub-adviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

          7.      Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

          8.      Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. The Sub-adviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Sub-adviser and shall not be assignable by TAM without the consent of the Sub-adviser. Sub-adviser shall notify TAM within a reasonable time period of changes to the membership of the partnership. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

          9.      Use of Name. During the term of the Agreement, TAM agrees to furnish to Sub-adviser at its principal offices all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to sales personnel, shareholders of the Fund or the public that refer to Sub-adviser or its clients in any way, prior to use thereof and not to use such materials if Sub-adviser reasonably objects in writing three business days (or such other time as may be mutually agreed upon) after receipt thereof. Advance review shall not be required with respect to: 1) sales literature or other materials that reference only the name of the Fund or in which the Sub-adviser is only referenced in a list of sub-advisers to the Funds; and 2) other materials as agreed upon mutually by TAM and Sub-adviser including, but not limited to, materials the form of which has been approved by Sub-adviser and the content of which is updated only to reflect the most recent Fund data. Sales literature may be furnished to Sub-adviser by first class or overnight mail, electronic or facsimile transmission, or hand delivery.

          If this Agreement is terminated with respect to the Fund and the Sub-adviser no longer serves as sub-adviser to the Fund, the Sub-adviser reserves the right to withdraw from the Trust the use of its name with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Sub-adviser or any of its affiliates.

          10.      Liability of the Sub-adviser. The Sub-adviser may rely on information reasonably believed by it to be accurate and reliable. the Sub-adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Sub-adviser against any liability to TAM or the Fund to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Sub-adviser” shall include any affiliates of the Sub-adviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Sub-adviser and such affiliates.

          11.      Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

          12.      Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Sub-adviser.

          13.      Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

          14.      Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President

WELLINGTON MANAGEMENT COMPANY, LLP

By:	/s/ Jonathan M. Payson
Name:	Jonathan M. Payson
Title:	Sr. Vice President

SUB-ADVISORY AGREEMENT
SCHEDULE A

FUND	SUB-ADVISER COMPENSATION*
Transamerica WMC Emerging Markets	0.70% of the Fund’s average daily net assets

TRANSAMERICA MORGAN STANLEY CAPITAL GROWTH VP
TRANSAMERICA MORGAN STANLEY GROWTH OPPORTUNITIES VP

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN
TRANSAMERICA ASSET MANAGEMENT, INC. AND
MORGAN STANLEY INVESTMENT MANAGEMENT INC.

THIS AMENDMENT is made as of March 22, 2011 to the Sub-Advisory Agreement dated May 1, 2002, as amended (the “Agreement”), between Transamerica Asset Management, Inc. and Morgan Stanley Investment Management Inc. (the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.

Schedule A. Schedule A to the Agreement is hereby deleted and replaced in its entirety with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

2.

Schedule B. Schedule B to the Agreement is hereby deleted and replaced in its entirety with the attached revised Schedule B, and all references in the Agreement to Schedule B shall be deemed to refer to the attached Schedule B.

In all other respects, the Agreement dated May 1, 2002, as amended, is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of March 22, 2011.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President and Chief Investment Officer
Date:	March 17, 2011

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

By:	/s/ John F. O’Connor
Name:	John F. O’Connor
Title:	Managing Director
Date:	March 17, 2011

SCHEDULE A

as of March 22, 2011

Transamerica Morgan Stanley Active International Allocation VP
Transamerica Morgan Stanley Capital Growth VP
Transamerica Morgan Stanley Growth Opportunities VP
Transamerica Multi Managed Large Cap Core VP
Transamerica Morgan Stanley Mid-Cap Growth VP

SCHEDULE B

as of March 22, 2011

Portfolio	Sub-Adviser Compensation*	Effective Date
Transamerica Morgan Stanley Active International Allocation VP	0.45% up to $250 million; 0.40% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.325% in excess of $1 billion	May 1, 2002
Transamerica Morgan Stanley Capital Growth VP	0.30% of average daily net assets**	March 22, 2011
Transamerica Morgan Stanley Growth Opportunities VP	0.40% up to $1 billion; *** 0.375% in excess of $1 billion	March 22, 2011
Transamerica Morgan Stanley Mid- Cap Growth VP	0.40% up to $1 billion; *** 0.375% in excess of $1 billion	June 1, 2010
Transamerica Multi Managed Large Cap Core VP	0.30% of average daily net assets**	June 1, 2010

*	As a percentage of average daily net assets on an annual basis.

**

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Morgan Stanley Capital Growth (a series of Transamerica Funds); Transamerica Morgan Stanley Capital Growth VP; and the portion of the assets of Transamerica Multi Managed Large Cap Core VP allocated to and sub-advised by Morgan Stanley Investment Management Inc.

***

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Morgan Stanley Mid-Cap Growth and Transamerica Morgan Stanley Growth Opportunities (each a series of Transamerica Funds); and Transamerica Morgan Stanley Mid-Cap Growth VP and Transamerica Morgan Stanley Growth Opportunities VP.

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN
TRANSAMERICA ASSET MANAGEMENT, INC. AND
MORGAN STANLEY INVESTMENT MANAGEMENT INC.

THIS AMENDMENT is made as of June 1, 2010 to the Sub-Advisory Agreement dated May 1, 2002, as amended (the “Agreement”), between Transamerica Asset Management, Inc. and Morgan Stanley Investment Management Inc. (the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.

Schedule A. Schedule A to the Agreement is hereby deleted and replaced in its entirety with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

2.

Schedule B. Schedule B to the Agreement is hereby deleted and replaced in its entirety with the attached revised Schedule B and all references in the Agreement to Schedule B shall be deemed to refer to the attached Schedule B.

3.	Section 5. Use of Names. References to “Van Kampen” are hereby removed from Section 5 of the Agreement.

In all other respects, the Sub-Advisory Agreement dated May 1, 2002, as amended, is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of June 1, 2010.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name: Christopher A. Staples
Title: Senior Vice President
Date: 6/1/10

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

By:	/s/ Randy Takian
Name: Randy Takian
Title: Managing Director
Date: 6/1/10

SUB-ADVISORY AGREEMENT
SCHEDULE A

as of June 1, 2010

Transamerica Morgan Stanley Active International Allocation VP
Transamerica Multi Managed Large Cap Core VP
Transamerica Morgan Stanley Mid-Cap Growth VP

SUB-ADVISORY AGREEMENT
SCHEDULE B

as of June 1, 2010

Portfolio	Sub-Adviser Compensation*
Transamerica Morgan Stanley Active International Allocation VP	0.45% up to $250 million; 0.40% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.325% in excess of $1 billion
Transamerica Morgan Stanley Mid-Cap Growth VP	0.40% up to $1 billion; 0.375% in excess of $1 billion
Transamerica Multi Managed Large Cap Core VP	0.30% of average daily net assets**

*	As a percentage of average daily net assets on an annual basis.

**	For the portion of assets managed by Morgan Stanley Investment Management Inc.

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN
TRANSAMERICA ASSET MANAGEMENT, INC. AND
MORGAN STANLEY INVESTMENT MANAGEMENT INC.

THIS AMENDMENT is made as of May 1, 2010 to the Sub-Advisory Agreement dated May 1, 2002, as amended (the “Agreement”), between Transamerica Asset Management, Inc. and Morgan Stanley Investment Management Inc. (the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.

Schedule A. Schedule A to the Agreement is hereby deleted and replaced in its entirety with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

2.

Schedule B. Schedule B to the Agreement is hereby deleted and replaced in its entirety with the attached revised Schedule B and all references in the Agreement to Schedule B shall be deemed to refer to the attached Schedule B.

In all other respects, the Sub-Advisory Agreement dated May 1, 2002, as amended, is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of May 1, 2010.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name: Christopher A. Staples
Title: Senior Vice President
Date: 5/1/10

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

By:	/s/ Randy Takian
Name: Randy Takian
Title: Managing Director
Date: 4/29/10

SUB-ADVISORY AGREEMENT
SCHEDULE A

as of May 1, 2010

Transamerica Morgan Stanley Active International Allocation VP
Transamerica Multi Managed Large Cap Core VP

SUB-ADVISORY AGREEMENT
SCHEDULE B

as of May 1, 2010

Portfolio	Sub-Adviser Compensation*

Transamerica Morgan Stanley Active International Allocation VP	0.45% up to $250 million; 0.40% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.325% in excess of $1 billion
Transamerica Multi Managed Large Cap Core VP	0.30% of average daily net assets

*	As a percentage of average daily net assets on an annual basis.

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN
TRANSAMERICA ASSET MANAGEMENT, INC. AND
MORGAN STANLEY INVESTMENT MANAGEMENT INC.

THIS AMENDMENT is made as of May 1, 2009 to the Sub-Advisory Agreement dated May 1, 2002, as amended, (the “Agreement”), between Transamerica Asset Management, Inc. and Morgan Stanley Investment Management Inc. (the “Sub-Adviser”) on behalf of Transamerica Van Kampen Active International Allocation VP, Transamerica Van Kampen Large Cap Core VP, and Transamerica Capital Guardian U.S. Equity VP, separate series of Transamerica Series Trust (the “Trust”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.

Schedule A. Schedule A to the Agreement is hereby deleted and replaced in its entirety with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

2.

Schedule B. Schedule B to the Agreement is hereby deleted and replaced in its entirety with the attached revised Schedule B and all references in the Agreement to Schedule B shall be deemed to refer to the attached Schedule B.

In all other respects, the Sub-Advisory Agreement dated May 1, 2002, as amended, is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of May 1, 2009.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name: Christopher A. Staples
Title: Senior Vice President

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

By:	/s/ Randy Takian
Name: Randy Takian
Title: Managing Director

SUB-ADVISORY AGREEMENT
SCHEDULE A
as of May 1, 2009

Transamerica Van Kampen Active International Allocation VP
Transamerica Van Kampen Large Cap Core VP

SUB-ADVISORY AGREEMENT
SCHEDULE B
as of May 1, 2009

Transamerica Asset Management, Inc. shall pay an annual fee to Morgan Stanley Investment Management Inc., pursuant to Section 4 of this Agreement, for each of the Portfolio(s) identified below, based on the following calculations:

Transamerica Van Kampen Active International Allocation VP
0.45% up to $250 million;
0.40% over $250 million up to $500 million;
0.35% over $500 million up to $1 billion; and
0.325% in excess of $1 billion

Transamerica Van Kampen Large Cap Core VP
0.30% on all assets

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN
TRANSAMERICA ASSET MANAGEMENT, INC. AND
MORGAN STANLEY INVESTMENT MANAGEMENT INC.

THIS AMENDMENT is made as of 4:00 p.m. on April 30, 2009 to the Sub-Advisory Agreement dated May 1, 2002, as amended, (the “Agreement”), between Transamerica Asset Management, Inc. (formerly, Transamerica Fund Advisors, Inc.) and Morgan Stanley Investment Management Inc. (the “Sub-Adviser”) on behalf of Transamerica Van Kampen Active International Allocation VP, Transamerica Van Kampen Large Cap Core VP, and Transamerica Capital Guardian U.S. Equity VP, separate series of Transamerica Series Trust (the “Trust”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.

Schedule A. Schedule A to the Agreement is hereby deleted and replaced in its entirety with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

2.

Schedule B. Schedule B to the Agreement is hereby deleted and replaced in its entirety with the attached revised Schedule B and all references in the Agreement to Schedule B shall be deemed to refer to the attached Schedule B.

In all other respects, the Sub-Advisory Agreement dated May 1, 2002, as amended, is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of 4:00 p.m. on April 30, 2009.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name: Christopher A. Staples
Title: Senior Vice President

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

By:	/s/ Joseph C. Benedetti
Name: Joseph C. Benedetti
Title: Managing Director

SUB-ADVISORY AGREEMENT
SCHEDULE A

Transamerica Van Kampen Active International Allocation VP
Transamerica Van Kampen Large Cap Core VP
Transamerica Capital Guardian U.S. Equity VP

SUB-ADVISORY AGREEMENT
SCHEDULE B

Transamerica Asset Management, Inc. shall pay an annual fee to Morgan Stanley Investment Management Inc., pursuant to Section 4 of this Agreement, for each of the Portfolio(s) identified below, based on the following calculations:

Transamerica Van Kampen Active International Allocation VP
0.45% up to $250 million;
0.40% over $250 million up to $500 million;
0.35% over $500 million up to $1 billion; and
0.325% in excess of $1 billion

Transamerica Van Kampen Large Cap Core VP
0.30% on all assets

Transamerica Capital Guardian U.S. Equity VP
None

[TRANSAMERICA LETTERHEAD]

May 2, 2008

Morgan Stanley Investment Management Inc.
Attn: Kim Costello
522 Fifth Avenue, Floor 19
New York, NY 10036

          Re:          Notification of Name Change

Dear Ms. Costello:

          This letter serves as notification that, effective January 1, 2008, TRANSAMERICA FUND ADVISORS, INC. was renamed TRANSAMERICA ASSET MANAGEMENT, INC.

          Additionally, we have renamed the following mutual funds and each underlying series to reflect the Transamerica brand. Please note the effective date for each mutual fund and its respective underlying series.

          Effective March 1, 2008:

Former Name	New Name
Transamerica IDEX Mutual Funds	Transamerica Funds
TA IDEX Van Kampen Emerging Markets Debt	Transamerica Van Kampen Emerging Markets Debt
TA IDEX Van Kampen Small Company Growth	Transamerica Van Kampen Small Company Growth
TA IDEX Van Kampen Mid-Cap Growth	Transamerica Van Kampen Mid-Cap Growth

          Effective May 1, 2008

Former Name	New Name
AEGON/Transamerica Series Trust	Transamerica Series Trust
(ATST) Van Kampen Active International Allocation	Transamerica Van Kampen Active
International Allocation VP
(ATST) Van Kampen Large Cap Core	Transamerica Van Kampen Large Cap
Core VP
(ATST) Van Kampen Mid-Cap Growth	Transamerica Van Kampen Mid-Cap
Growth VP

Morgan Stanley Investment Management Inc.
Attn: Kim Costello

May 2, 2008

Page Two

          Please include this letter with any applicable agreement your firm may have with us, as there will be no formal individual amendment to our agreement.

          If you have any questions, please feel free to call me at 727-299-1803.

Thank you,

/s/ Margaret A. Cullem-Fiore
Margaret A. Cullem-Fiore
Vice President and Senior Counsel
Transamerica Asset Management, Inc.

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN
TRANSAMERICA FUND ADVISORS, INC. AND
MORGAN STANLEY INVESTMENT MANAGEMENT INC.

THIS AMENDMENT is made as of January 1, 2007 to the Sub-Advisory Agreement dated May 1, 2002, as amended, (the “Agreement”), between Transamerica Fund Advisors, Inc. (formerly, AEGON/Transamerica Fund Advisers, Inc.), and Morgan Stanley Investment Management Inc. (the “Sub-Adviser”) on behalf of AEGON/Transamerica Series Trust (the “Trust”) and Van Kampen Active International Allocation (the “Fund”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	Compensation. Effective January 1, 2007, the sub-advisory fee rate for Van Kampen Active International Allocation is as follows:

0.45% of the first $250 million of average daily net assets; 0.40% of average daily net assets over $250 million up to $500 million; 0.35% of average daily net assets over $500 million up to $1 billion; and 0.325% of average daily net assets in excess of $1 billion.

In all other respects, the Sub-Advisory Agreement dated May 1, 2002, as amended, is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of January 1, 2007.

TRANSAMERICA FUND ADVISORS, INC

By:	/s/ Glenn E. Brightman

Name:	Glenn E. Brightman
Title:	Senior Vice President

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

By:	/s/ Michael P. Kiley

Name:	Michael P. Kiley
Title:	Managing Director

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN
TRANSAMERICA FUND ADVISORS, INC. AND
MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

THIS AMENDMENT is made as of May 1, 2005 to the Sub-Advisory Agreement dated May 1, 2002, as amended, between Transamerica Fund Advisors, Inc. (formerly, AEGON/Transamerica Fund Advisers, Inc.) and Morgan Stanley Investment Management, Inc., on behalf Van Kampen Active International Allocation and Van Kampen Large Cap Core, separate series of AEGON/Transamerica Series Trust (formerly, AEGON/Transamerica Series Fund, Inc.) (the “Trust”). In consideration of the mutual covenants contained herein, the parties agree as follows:

Redomiciling of the Trust. On May 1, 2005, AEGON/Transamerica Series Fund, Inc. was reorganized from a Maryland Corporation to a Delaware statutory trust of the series type. Any reference to AEGON/Transamerica Series Fund, Inc. as a Maryland Corporation will now be revised to mean AEGON/Transamerica Series Trust, a Delaware statutory trust, in response to such reorganization.

In all other respects, the Sub-Advisory Agreement dated May 1, 2002, as amended, is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of May 1, 2005.

TRANSAMERICA FUND ADVISORS, INC.

By:	/s/ Kim Day

Name:	Kim Day
Title:	Senior Vice President & Treasurer

MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

By:	/s/ Michael P. Kiley

Name:	Michael P. Kiley
Title:	Managing Director

January 14, 2005

Kim Costello
Morgan Stanley Investment Management, Inc.
1221 Avenue of the Americas, 5th Floor
New York, NY 10020

                    Re:       Notification of Name Change

Dear Ms. Costello:

Please make note that the investment adviser to Transamerica IDEX Mutual Funds and AEGON/Transamerica Series Fund, Inc. has changed its name from AEGON/TRANSAMERICA FUND ADVISERS, INC. to TRANSAMERICA FUND ADVISORS, INC.

          This name change became effective January 1, 2005.

          If you have any questions, please don’t hesitate to call me at 727-299-1825.

Thank you,

/s/ Greg Reymann

Greg Reymann
Vice President and Counsel
Transamerica Fund Advisors, Inc.

AMENDMENT TO SUB-ADVISORY AGREEMENT
BETWEEN AEGON/TRANSAMERICA FUND ADVISERS, INC. AND
MORGAN STANLEY INVESTMENT MANAGEMENT INC.

This Amendment to Sub-Advisory Agreement is made and entered into as of May 1, 2004, between AEGON/Transamerica Fund Advisers, Inc. (the “Investment Adviser”) and Morgan Stanley Investment Management Inc. (the “Sub-Adviser”).

W I T N E S S E T H

          WHEREAS, the Sub-Adviser currently serves as investment sub-adviser to the AEGON/Transamerica Series Fund, Inc (the “Fund”) pursuant to a Sub-Advisory Agreement dated May 1, 2002, as may be amended thereafter (the “Agreement”); and

          WHEREAS, the Investment Adviser and the Sub-Adviser wish to amend the portfolios listed in Schedule A to the Agreement; and

          WHEREAS, the Investment Adviser and the Sub-Adviser wish to amend the fee schedule set forth in Schedule B to the Agreement.

          NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

          1.          Schedule A to the Agreement is hereby deleted and replaced in its entirety with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

          2.          Schedule B to the Agreement is hereby deleted and replaced in its entirety with the attached revised Schedule B, and all references in the Agreement to Schedule B shall be deemed to refer to the attached Schedule B.

          3.          Except as provided herein, the Agreement shall remain in full force and effect. This Amendment and the Agreement, as amended, constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and fully supersede any and all prior agreements or understandings between the parties hereto pertaining to the subject matter hereof. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall control.

          4.          This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall be binding upon the parties and their respective successors and assigns.

          5.          This Amendment shall be effective as of the date written above.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

ATTEST:		AEGON/TRANSAMERICA FUND ADVISERS, INC.

By:	/s/ Kyle Keelan	By:	/s/ Kim D. Day

Name:	Kyle Keelan	Name:	Kim D. Day
Title:	Sr. Vice President	Title:	Sr. Vice President

ATTEST:		MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

By:	/s/ James McCauley	By:	/s/ Ronald E. Robison

Name:	James McCauley	Name:	Ronald E. Robison
Title:	Executive Assistant	Title:	Managing Director

SUB-ADVISORY AGREEMENT
SCHEDULE A

Active International Allocation

Large Cap Core

SUB-ADVISORY AGREEMENT
SCHEDULE B

          AEGON/Transamerica Fund Advisers, Inc. shall pay an annual fee to Morgan Stanley Investment Management Inc., pursuant to Section 4 of this Agreement, for each of the Portfolio(s) identified below, based on the following calculations:

Active International Allocation

0.45% on the first $250 million
0.40% on the next $250 million
0.35% on assets over $500 million

Large Cap Core

0.30% on all assets

Dated: May 1, 2004

SUB-ADVISORY AGREEMENT
BETWEEN AEGON/TRANSAMERICA FUND ADVISERS, INC. AND
MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

          AGREEMENT made as of the 1st day of May, 2002, by and between Morgan Stanley Investment Management, Inc., a Delaware corporation (the “Sub-Adviser”), and AEGON/Transamerica Fund Advisers, Inc., a Florida corporation (the “Investment Adviser”).

          WHEREAS, the Investment Adviser has been organized to serve as investment manager of AEGON/Transamerica Series Fund, Inc (the “Fund”), a Maryland corporation which has filed a registration statement under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933 (the “Registration Statement”); and

          WHEREAS, the Fund is comprised of several separate investment portfolios, including the portfolios listed on Schedule A hereto (each a “Portfolio,” and together, the “Portfolios”); and

          WHEREAS, the Investment Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Investment Adviser in performing services for the Portfolios; and

          WHEREAS, the Sub-Adviser is registered under the Investment Advisers Act of 1940, as amended, and is engaged in the business of rendering investment advisory services to investment companies and desires to provide such services to the Investment Adviser;

          NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

          1.     Employment of the Sub-Adviser. The Investment Adviser hereby employs the Sub-Adviser as sub-adviser to manage the investment and reinvestment of the assets of the Portfolios, subject to the control and direction of the Fund’s Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Investment Adviser, the Portfolios or the Fund in any way.

          2.     Obligations of and Services to be Provided by the Sub-Adviser. The Sub-Adviser undertakes to provide the following services and to assume the following obligations:

                         a.   The Sub-Adviser shall manage the investment and reinvestment of the portfolio assets of the Portfolios, all without prior consultation with the Investment Adviser, subject to and in accordance with the respective investment objectives and policies of the Portfolios set forth in the Fund’s Registration Statement, as such Registration Statement may be amended from time to time, and any written instructions which the Investment Adviser or the Fund’s Board of Directors may issue from time-to-time in accordance therewith. In pursuance of the foregoing, the Sub-Adviser shall make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same. The Sub-Adviser shall render regular reports as mutually agreed upon by both parties to the Fund’s Board of Directors and the Investment Adviser concerning the investment activities of the Portfolios.

                         b.   To the extent provided in the Fund’s Registration Statement, as such Registration Statement may be amended from time to time, the Sub-Adviser shall, in the name of the Portfolios, place orders for the execution of portfolio transactions with or through such brokers, dealers or banks as it may select including affiliates of the Sub-Adviser and, complying with Section 28(e) of the Securities Exchange Act of 1934, may pay a commission on transactions in excess of the amount of commission another broker-dealer would have charged.

                         c.   In connection with the placement of orders for the execution of the portfolio transactions of the Portfolios, the Sub-Adviser shall create and maintain all necessary records in accordance with applicable laws, rules and regulations. All records shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission (“SEC”), the Fund, the Investment Adviser or any person retained by the Fund at reasonable times. Where applicable, such records shall be maintained by the Sub-Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

                         d.   The Sub-Adviser shall bear its expenses of providing services pursuant to this Agreement.

          3.    Compensation of the Sub-Adviser. In consideration of services rendered pursuant to this Agreement, the Investment Adviser will pay the Sub-Adviser a fee at the annual rate of the value of the Portfolio’s average daily net assets set forth in Schedule B hereto. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Sub-Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Sub-Adviser, the value of the Portfolio’s net assets shall be computed at the times and in the manner specified in the Fund’s Registration Statement.

          4.     Activities of the Sub-Adviser. The services of the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

          5.     Use of Names. The Investment Adviser shall not use the names “Morgan Stanley,” “Van Kampen,” “Miller Anderson” or “MAS”, or any derivative thereof or logos associated with such names (collectively, the “MS Names”), in any prospectus, sales literature or other material relating to the Fund in any manner not approved prior thereto by the Sub-Adviser; provided, however, that the Sub-Adviser shall approve the use of a MS Name (other than “Morgan Stanley”) which merely refers in accurate terms to the Sub-Adviser’s appointment hereunder or which is required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld. The Sub-Adviser shall not use the name of the Fund or the Investment Adviser in any material relating to the Sub-Adviser in any manner not approved prior thereto by the Investment Adviser; provided, however, that the Investment Adviser shall approve the use of its or the Fund’s name which merely refers in accurate terms to the appointment of the Sub-Adviser hereunder or which is required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld. Upon termination of this Agreement, and to the extent applicable, (i) the Investment Adviser and the Fund shall cease to use the MS Names and (ii) the Sub-Adviser shall cease to use the name of the Fund or the Investment Adviser, in both cases, as soon as is reasonably possible.

          The Investment Adviser recognizes that from time to time directors, officers and employees of the Sub-Adviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include a MS Name as part of their name, and that the Sub-Adviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

          6.     Liability of the Sub-Adviser. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Nothing herein shall constitute a waiver of any rights or remedies which the Fund may have under any federal or state securities laws.

          7.     Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance with respect to each Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Fund’s Board of Directors; and further provided that such continuance is also approved annually by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Any approval of this Agreement by the holders of a majority of the outstanding voting securities of a Portfolio shall be effective to continue this agreement with respect to such Portfolio notwithstanding (i) that this Agreement has not been approved by the holders of the outstanding voting securities of any other Portfolio or (ii) that this Agreement has not been approved by the holders of a majority of the outstanding voting securities of the Fund, unless such approval shall be required by applicable law or otherwise.

          This Agreement may be terminated as to any Portfolio at any time, without payment of any penalty, by the Fund’s Board of Directors, by the Investment Adviser, or by a vote of the majority of the outstanding voting securities of the Portfolio, upon 60 days’ prior written notice to the Sub-Adviser, or by the Sub-Adviser upon 90 days’ prior written notice to the Investment Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Investment Advisory Agreement dated as of January 1, 1997, as amended, between the Investment Adviser and the Fund. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time be the Sub-Adviser and the Investment Adviser, subject to approval by the Fund’s Board of Directors and, if required by applicable SEC rules and regulations, a vote of a majority of the Portfolio’s outstanding voting securities.

          Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except (i) as required by law, rule or regulation, (ii) as permitted under this Agreement, or (iii) where such information otherwise becomes available to the public through no fault of the receiving party.

          The Investment Adviser hereby consents to the disclosure to third parties of (i) investment results and other data of the Investment Adviser or the Portfolio (other than the identity of the Investment Adviser or the Fund) in connection with providing composite investment results of the Sub-Adviser and (ii) investments and transactions of the Investment Adviser or the Portfolios (other than the identify of the Investment Adviser or the Fund) in connection with providing composite information of clients of the Sub-Adviser.

          9.     Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

          10.       Information. The Investment Adviser hereby acknowledges that it and the Directors of the Fund have been provided with all information necessary in connection with the services to be provided by the Sub-Adviser hereunder, including a copy of Part II of the Sub-Adviser’s Form ADV at least 48 hours prior to the Investment Adviser’s execution of this Agreement, and any other information that the Investment Adviser or the Directors deem necessary.

          11. Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

ATTEST:		AEGON/TRANSAMERICA FUND ADVISERS, INC.

By:	/s/ Gayle A. Morden	By:	/s/ John K. Carter
Name: Gayle A. Morden		Name: John K. Carter
Title: Assistant Vice President		Title: Vice President, General Counsel, Compliance Officer and Secretary

ATTEST:		MORGAN STANLEY INVESTMENT MANAGEMENT, INC.
By:	/s/ W. Blair Garff	By:	/s/ Michael P. Kiley
Name: W. Blair Garff		Name: Michael P. Kiley
Title: Executive Director		Title: Managing Director

SUB-ADVISORY AGREEMENT
SCHEDULE A

Van Kampen Active International Allocation
Van Kampen Asset Allocation
Van Kampen Money Market

SUB-ADVISORY AGREEMENT
SCHEDULE B

PORTFOLIO	SUB-ADVISER COMPENSATION	TERMINATION DATE
Van Kampen Active International Allocation

0.75% of the Portfolio’s average daily net assets up to $20 million; 0.60% of average daily assets in excess of $20 million up to $50 million; and 0.50% of average daily net assets in excess of $50 million. At such time as the net assets exceed $200 million, the fee shall be 0.50% of total average daily net assets.

April 30, 2004
Van Kampen Asset Allocation	0.30% of the Portfolio’s average daily net assets	April 30, 2004
Van Kampen Money Market	0.25% of the Portfolio’s average daily net assets	April 30, 2004

TRANSAMERICA MULTI-MANAGED BALANCED VP

AMENDMENT TO INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN
TRANSAMERICA ASSET MANAGEMENT, INC. AND
BLACKROCK FINANCIAL MANAGEMENT, INC.

THIS AMENDMENT is made as of March 22, 2011 to the Investment Sub-Advisory Agreement dated May 1, 2009, as amended (the “Agreement”), between Transamerica Asset Management, Inc. and BlackRock Financial Management, Inc. (the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.

Schedule A. Schedule A to the Agreement is hereby deleted and replaced in its entirety with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

In all other respects, the Agreement dated May 1, 2009, as amended, is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of March 22, 2011.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name: Christopher A. Staples
Title: Senior Vice President and Chief Investment Officer
Date: March 21, 2011

BLACKROCK FINANCIAL MANAGEMENT, INC.

By:	/s/ Frank Porcelli
Name: Frank Porcelli
Title: Managing Director
Date: March 23, 2011

SCHEDULE A

as of March 22, 2011

Portfolio	Sub-Adviser Compensation*
Transamerica BlackRock Tactical Allocation VP	0.10% up to $1 billion;
0.08% in excess of $1 billion.
Transamerica Multi-Managed Balanced VP**	0.12% up to $1 billion;
0.05% in excess of $1 billion.

*	As a percentage of average daily net assets on an annual basis.

**	With respect to such portion of the Portfolio’s assets as shall be allocated to BlackRock Financial Management, Inc. by TAM from time to time.

INVESTMENT SUBADVISORY AGREEMENT

BLACKROCK FINANCIAL MANAGEMENT, INC.

          This Agreement, dated May 1, 2009 (the “Effective Date”), is by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and BlackRock Financial Management, Inc., a Delaware limited liability corporation (referred to herein as the “Subadviser”).

          TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

          1.      Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

          2.      Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, and consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, the Subadviser shall direct the asset allocation strategy and the investment decisions to implement such strategy for the Fund in accordance with the target level of equity exposure as determined by TAM on the first Business Day of every month (“Target Allocation”) by the proprietary dynamic asset allocation model from Transamerica Capital Management (the “Model”). Following receipt of the Target Allocation by the Subadviser, the Subadviser shall have 5 Business Days to reallocate the Fund’s portfolio to reflect the new allocation; however, the Subadviser may request that TAM extend this period if the Subadviser deems such an extension to be in the best interest of the Fund and such request shall not be unreasonably withheld. The Subadviser shall not be responsible for determining the portion of the Fund’s assets that are directly held in cash and cash equivalents, but shall be responsible for allocating such assets among the appropriate Underlying Funds.

(b)

Based on the Model’s Target Allocation, the Subadviser shall decide which series of the Transamerica Funds and the Trust designated in the Fund’s prospectus (the “Underlying Funds”) the Fund will invest and how much of the Fund’s assets to allocate to an Underlying Fund. The Subadviser shall not be required to allocate to all Underlying Funds. The Subadviser shall rebalance the Fund’s assets among the Underlying Funds as often as needed to maintain the Model’s Target Allocation. Nothing herein shall prevent the Subadviser from allocating assets of the Fund to Underlying Funds managed by the Subadviser or its affiliates.

(c)

Notwithstanding the Subadviser’s responsibility pursuant to paragraph (b) of this section to allocate assets among the Underlying Funds, TAM shall have sole control and responsibility for selecting the Underlying Funds and monitoring the Underlying Funds’ external managers.

(d)

The Subadviser shall communicate to the Trust’s custodian and transfer agent (as identified in the Fund’s current Prospectus) trade file instructions that are a result of its investment decisions, including rebalancing/reallocation determinations.

(e)

The Subadviser shall not vote proxy statements of the Underlying Funds that the Fund may receive. Such proxy statements will be voted by TAM, in accordance with the current proxy voting policies and procedures of the Trust and TAM.

(f)

Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

(g)

The Subadviser shall have no power, authority, responsibility, or obligation hereunder to take any action with regard to any claim or potential claim in any bankruptcy proceedings, class action securities litigation, or other litigation or proceeding affecting Underlying Funds held at any time in the Fund, including, without limitation, to file proofs of claim or other documents related to such proceedings (the “Litigation”), or to investigate, initiate, supervise, or monitor the Litigation involving Fund assets, and TAM acknowledges and agrees that no such power, authority, responsibility or obligation is delegated hereunder.

          3.      Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement.

          4.       Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall provide the Subadviser with daily access to underlying holdings within each Underlying Fund. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)

TAM shall provide no less than 30 days’ notice to the Subadviser of its intention to remove a series of the Transamerica Funds and/or the Trust as an Underlying Fund or to replace the subadvisor of an Underlying Fund. TAM shall provide notice to the Subadviser prior to the addition of an Underlying Fund.

(c)

TAM has furnished the Subadviser a copy of the prospectus and statement of additional information of the Fund and agrees during the term of this Agreement, to furnish to the Subadviser at its principal office all prospectuses, proxy statements, financial reports to shareholders, sales and marketing literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Fund, the Subadviser or investment companies or other advisory accounts advised or sponsored by the Subadviser in any way, prior to the use thereof, and TAM shall not use any such materials without the prior written consent of the Subadviser, which shall not be unreasonably withheld. The Subadviser agrees to respond to TAM within a reasonable amount of time after receipt thereof to signify its consent or rejection. TAM agrees to furnish the Subadviser with copies of any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under the Agreement

(d)

TAM has furnished the Subadviser with copies of each of the following documents and will furnish to the Subadviser all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available: (1) The Trust’s Declaration of Trust, as in effect on the date hereof and as amended from time to time; (2) The By-Laws of the Trust as in effect on the date hereof and as amended from time to time; (3) Certified resolutions of the Board and the Trust authorizing the appointment of the TAM and the Subadviser and approving the Agreement; (4) Copies of any financial statements or reports made by the Fund to its shareholders or to any governmental body or securities exchange; (5) An executed copy of the Agreement; and (6) A list of each affiliated person (and any affiliated person of such an affiliated person) of TAM. Until TAM delivers any such amendment or supplement to the documents listed in this section to the Fund, the Subadviser shall be fully protected in relying on the most recent versions of such documents or policies previously furnished to the Subadviser.

(e)

The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

          5.      Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the Effective Date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, and shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

          6.      Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

          7.       Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its Effective Date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

          8.       Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. The Subadviser may terminate the Agreements only upon giving 90 days’ advance written notice to TAM and the Fund. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

          9.       Use of Name. It is understood and hereby agreed that “BlackRock” and any derivative or logo or trademark or service mark or trade name, are the valuable property of the Subadviser and its affiliates for copyright and other purposes and may not be used by TAM or its affiliates without Subadviser’s prior written approval. TAM further agrees that, in the event that the Subadviser shall cease to act as an investment adviser with respect to the investment of assets allocated to the

Fund, both TAM and the Fund shall promptly take all necessary and appropriate action to change their product names to names which do not include “BlackRock” or any derivative or logo or trademark or service mark or trade name, provided, however, that TAM and the Fund may continue to use the word “BlackRock” or any derivative or logo or trademark or service mark or trade name if the Subadviser consents specifically in writing to such use.

10.	Representations of TAM. TAM represents, warrants and agrees as follows:

(a)

TAM (i) is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Subadviser of the occurrence of any event that either prevents the Investment Adviser from serving as an investment adviser of any investment company pursuant to Section 9(a) of the 1940 Act or otherwise or disqualifies it from serving in its designated capacities with respect to the Fund.

(b)	TAM acknowledges that it has received a copy of the Subadviser Form ADV at least 48 hours prior to the execution of this Agreement and has delivered a copy of the same to the Fund.

(c)

The Fund is registered as an open-end management investment company under the 1940 Act and that the Fund’s shares are registered under the Securities Act of 1933 and under any applicable state securities laws.

(d)

TAM hereby acknowledges that in performing its obligations pursuant to this agreement the Subadviser will be acting in reliance on the information provided by TAM relating to the financial condition, tax status, and investment objectives of Fund. TAM represents and warrants to the Subadviser that all such information is, and will be, accurate in all material respects, and that TAM will not fail to disclose any information which, if omitted, might render the information misleading.

11.	Liability and Indemnification.

(a)

The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 12, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

(b)

Subject to the foregoing, the Subadviser shall indemnify and hold harmless TAM, the Fund and their respective directors, trustees, officers, employees or agents from any and all claims, losses, expenses, obligation and liabilities (including, without limitation, reasonable attorney’s fees) arising or resulting from the Subadviser’s willful misfeasance, bad faith or gross negligence in its performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement. The Subadviser shall not be liable to TAM, the Fund or their respective officers, directors, agents, employees, controlling persons or shareholders for (i) any acts of TAM or any other subadviser to Underlying Funds and (ii) acts of the Subadviser which result from or are based upon acts or omissions of TAM, including, but not limited to, failure of TAM to provide accurate and current information with respect to records maintained by TAM or any other subadviser to the Fund.

(c)

TAM shall indemnify and hold harmless the Subadviser, and its trustees/directors, officers, employees or agents, from any and all claims, losses, expenses, obligations and liabilities (including, without limitation, reasonable attorney’s fees) arising or resulting from TAM’s violation of applicable law, willful misfeasance, bad faith or gross negligence in TAM’s performance of its respective obligations or by reason of TAM’s reckless disregard of its respective obligations and duties under this Agreement. TAM acknowledges and agrees that the Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

          12.      Delegation. To the extent permitted by law, the Subadviser may from time to time employ or associate itself with such person or persons, including affiliates, as it believes to be particularly fitted to assist it in the execution or performance of its obligations under this Agreement; provided, however, that the use of such persons does not relieve the Subadviser from any obligation or duty under this Agreement, and provided no such person serves or acts as an investment adviser separate from the Subadviser so as to require a new written contract pursuant to the 1940 Act. The Subadviser shall remain liable for the performance of its obligations under this Agreement, and for the acts and omissions of its employees or associates. The compensation of any such person will be paid by the Subadviser, and no obligation will be incurred by, or on behalf of, TAM, the Trust or the Fund with respect to them.

          13.      Confidential Information. To enable the Subadviser to provide the subadvisory services specified in Section 2 of this Agreement, the Trust’s custodian, TAM and/or its affiliates will provide the Subadviser with material non-public information concerning portfolio holdings of the Underlying Funds (“Confidential Information”). Subadviser represents, warrants and agrees that such Confidential Information will be kept confidential and will be used solely in connection with the Subadviser’s provision of subadvisory services to the Fund pursuant to this Agreement.

          The Trust, the Fund and TAM will keep confidential records or confidential information respecting the Subadviser obtained pursuant to this Agreement. The Trust, the Fund and TAM will not disclose such confidential records or confidential information unless the Subadviser has authorized such disclosure, or unless such disclosure is required by applicable federal or state law or regulations or by a court or regulatory or self-regulatory authority having the requisite authority.

          14.      Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

          15.      Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

          16.      Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

          17.      Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

          18.      Governing Law. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

          The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Vice President and Chief Investment Officer

BLACKROCK FINANCIAL MANAGEMENT, INC.

By:	/s/ Denis R. Molleur
Name:	Denis R. Molleur
Title:	Managing Director

Schedule A

Portfolio	Investment Subadvisory Fee

Transamerica BlackRock Tactical Allocation VP	First $1 billion	0.10%
	Over $1 billion	0.08%

INVESTMENT SUB-ADVISORY AGREEMENT

J.P. Morgan Investment Management Inc.

          This Agreement, dated March 22, 2011 (the “Effective Date”), is by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and J.P. Morgan Investment Management Inc., a Delaware corporation (referred to herein as the “Subadviser”).

          TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

          1.       Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. Sub-advisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions that apply to the Allocated Assets’ investment strategy, as stated in the Fund’s current Prospectus and Statement of Additional Information and in accordance with investment guidelines agreed upon by TAM and Subadviser (“Investment Guidelines”) and subject to other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Subadviser and that are consistent with the investment objectives, polices and restrictions referred to above. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Allocated Assets may invest, and shall implement those decisions (including the execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions applicable to the Allocated Assets’ investment strategy referred to above, the Investment Guidelines and any other specific policies adopted by the Board or any written instructions and directions of the Board or TAM that are consistent with the investment objectives, policies and restrictions applicable to the Allocated Assets’ investment strategy referred to above and have been provided to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from consulting with any other Subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein which TAM hereby acknowledges could adversely affect the execution of the Fund’s portfolio transactions.

(c)

The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)

Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

The Subadviser will notify TAM in the event the Subadviser determines the value of a security pursuant to the Subadviser’s procedures for determining the fair value of a security. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and when the Trust’s Valuation Committee meets

          3.       Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. Further, TAM understands that Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts following the same investment strategy as the Fund. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser or its affiliates is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser and consistent with federal securities laws. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time. TAM acknowledges that, in some cases, this procedure may adversely affect the price paid or received by the Fund or may limit the size of the position that may be acquired or sold for the Fund.

          4.       Delegation to Third Parties. Subadviser may employ an affiliate or a third party to perform any accounting, administrative, reporting and ancillary services required to enable Subadviser to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement and pursuant to the confidentiality requirements of Section 19 hereof, Subadviser may provide information about the Fund to any such affiliate or other third party for the purpose of providing the services contemplated under this clause. Subadviser will act in good faith in the selection, use and monitoring of affiliates and other third parties, and any delegation or appointment hereunder shall not relieve Subadviser of any of its obligations under this Agreement.

          5.       Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement.

6. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)

The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

          7.        Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the Effective Date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

          8.        Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

          9.        Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its Effective Date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

          10.        Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM and the Fund. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

          11.        Use of Name. The Subadviser shall give TAM and the Fund, for the term of this Agreement, a royalty free, nonexclusive, nonsublicensable, nontransferable right to use the name “JPMorgan” (hereinafter referred to as the “Mark”) in accordance with applicable law as part of the name of the Fund. Such right does not include the right to allow third parties to use the Mark except as specifically provided in this Agreement. TAM shall not alter the appearance of the Mark without the prior written approval of the Subadviser. The Mark shall not be used by TAM or the Fund at any time or in any place or for any purposes or under any conditions except as provided in this Section 11. The forgoing authorization by the Subadviser to TAM and the Fund to use said Mark is not exclusive of the right of the Subadviser itself to use or authorize others to use the same. TAM agrees that as between the Subadviser and TAM or the Fund, the Subadviser has the exclusive right to use or authorize others to use the Mark, and TAM and the Fund agree to take any such action as may be requested by the Subadviser to give full effect to the provisions of this Section 11. Neither the Fund nor TAM shall retain any right to use of the Mark after the termination of this Agreement. Upon termination of this Agreement, TAM and the Fund will use their best efforts to change the name of the Fund so as to eliminate all reference to the Mark and the Fund and TAM will terminate all use of the Mark in the Fund’s prospectuses, reports, sales materials and other documents that contain the Mark to the extent that continued use is not required by applicable laws, rules and regulations. In addition, the Fund and TAM will destroy any remaining unused sales documentation, promotional, marketing, advertising or other written printed or electronic material or performance information that contains the Mark to the extent retention of such documents is not required by applicable recordkeeping requirements. TAM and the Fund agree to use their best efforts to ensure that the nature and quality of the services rendered in connection with the Mark shall conform to the terms of this Agreement and any amendments thereto. Such covenants on the part of TAM and the Fund shall survive termination of this agreement. All use of the Mark shall inure to the benefit of it is owner, JPMorgan Chase & Co.

          12.        Liability of and Indemnification by the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered hereunder, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

          Subadviser does not guarantee the future performance of the Allocated Assets or any specific level of performance, the success of any investment decision or strategy that Subadviser may use, or the success of Subadviser’s overall management of the Allocated Assets. The Fund and TAM understand that investment decisions made for the Allocated Assets by the Subadviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable. Subadviser will manage only the Allocated Assets and in making investment decisions for the Fund Subadviser will not consider any other securities, cash or other investments owned by the Fund.

          The Subadviser shall indemnify and hold harmless TAM, the Fund and their respective directors, trustees, officers, and employees from any and all claims, losses, expenses, obligation and liabilities (including reasonable attorneys fees) (“Losses”) directly resulting from the Subadviser’s willful misfeasance, bad faith or gross negligence in its performance of its obligations and duties under this Agreement or by reason of its reckless disregard of its obligations and duties under this Agreement. The Subadviser shall not be liable for any special, consequential or incidental damages.

          13.        Indemnification by TAM. TAM shall indemnify and hold harmless the Subadviser and its directors, trustees, officers, and employees from any and all Losses directly resulting from the Subadviser’s performance of its duties and obligations under this Agreement except to the extent such Losses arise or result from Subadviser’s willful misfeasance, bad faith or gross negligence in its performance of its obligations and duties under this Agreement or by reason of its reckless disregard of its obligations and duties under this Agreement. TAM shall not be liable for any special, consequential or incidental damages.

          14.        Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

          15.        Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund or by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such amendment. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

          16.        Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

          17.        Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

          18.        Force Majeure. Neither party to this Agreement shall be liable for damages resulting from delayed or defective performance when such delays arise out of causes beyond the control and without the fault or negligence of the offending party and could not have been reasonably prevented through back-up systems and other business continuation and disaster recovery procedures commonly employed by other SEC-registered investment advisers that meet reasonable commercial standards in the investment company industry. Such causes may include, but are not restricted to, Acts of God, terrorism, acts of the State in its sovereign capacity, fires, floods, earthquakes, power failure, disabling strikes, epidemics, quarantine restrictions, and freight embargoes.

          19.        Confidentiality. The Subadviser will maintain the strictest confidence regarding the business affairs of TAM and the Fund provided, however, that notwithstanding the foregoing, the Subadviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Subadviser. Further, to the extent that any market counterparty with whom the Subadviser deals, or any service provider with whom the Subadviser contracts for the provision of services related to Subadviser’s obligations under this Agreement, requires information relating to the Fund (including, but not limited to, the identity of the Fund and market value of the Fund), the Subadviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Fund, or provide such services to Subadviser in accordance with the terms of this Agreement. Any information, including information on portfolio transactions, recommendation and/or written reports furnished by the Subadviser to TAM and/or the Fund will be treated as confidential, and for the exclusive use and benefit of TAM and the Fund, except as disclosure may be required by applicable law. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by TAM and Subadviser, TAM and the Fund will not disclose any list of securities held by the Fund, in any manner whatsoever except in accordance with the Fund’s policy on disclosure of portfolio holdings set forth in its current prospectus and statement of additional information.

          20.        Governing Law. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Delaware and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

          The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President and Chief Investment Officer

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:	/s/ Sherryl E. James-Rosario
Name:	Sherryl E. James-Rosario
Title:	Vice President

Schedule A

Portfolio	Investment Sub-advisory Fee

Transamerica Multi-Managed Balanced VP**	0.25% of average daily net assets*

*

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Partners Balanced Portfolio (a series of Transamerica Partners Portfolios); Transamerica JPMorgan Enhanced Index VP; and the portion of the assets of Transamerica Multi-Managed Balanced (a series of Transamerica Funds) and Transamerica Multi-Managed Balanced VP, allocated to and sub-advised by J.P. Morgan Investment Management Inc.

**	With respect to such portion of the Portfolio’s assets as shall be allocated to J.P. Morgan Investment Management Inc. by TAM from time to time.

TRANSAMERICA SYSTEMATIC SMALL/MID CAP VP

INVESTMENT SUB-ADVISORY AGREEMENT

Systematic Financial Management L.P.

          This Agreement, entered into as of March 22, 2011 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Systematic Financial Management L.P., a Delaware limited partnership (referred to herein as the “Sub-adviser”).

          TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Sub-adviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Portfolio”). The Sub-adviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

          1.       Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Sub-adviser to act as sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-adviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. Sub-advisory Services. In its capacity as sub-adviser to the Portfolio, the Sub-adviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Sub-adviser shall regularly provide the Portfolio with respect to such portion of the Portfolio’s assets as shall be allocated to the Sub-adviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolio’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Sub-adviser. The Sub-adviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Portfolio and what portion of the Allocated Assets will be held in the various securities and other investments in which the Portfolio invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Portfolio’s behalf as the Sub-adviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Sub-adviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Portfolio referred to above, any written instructions and directions of the Board or TAM provided to the Sub-adviser from time to time, and any other specific policies adopted by the Board and disclosed to the Sub-adviser. The Sub-adviser’s responsibility for providing investment research, advice, management and supervision to the Portfolio is limited to that discrete portion of the Portfolio represented by the Allocated Assets and the Sub-adviser is prohibited from directly or indirectly consulting with any other Sub-adviser for a portion of the Portfolio’s assets concerning Portfolio transactions in securities or other assets. The Sub-adviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Portfolio as to deliveries of securities and other investments and payments of cash for the account of the Portfolio. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Portfolio in one or more investment companies.

(b)

The Sub-adviser will place orders pursuant to its investment determinations for the Portfolio either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Portfolio and/or the other accounts over which the Sub-adviser or its affiliates exercise investment discretion. The Sub-adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Sub-adviser’s authority regarding the execution of the Portfolio’s portfolio transactions provided herein.

(c)

The Portfolio hereby authorizes any entity or person associated with the Sub-adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Portfolio which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Portfolio hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Sub-adviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Portfolio, as principals or agents in making purchases or sales of securities or other property for the account of the Portfolio, nor will it purchase any securities from an underwriting or selling group in which the Sub-adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Portfolio and another account advised by the Sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Portfolio from time to time, and will comply with all other provisions of the Governing Documents and the Portfolio’s then-current Prospectus and Statement of Additional Information relative to the Sub-adviser and its directors and officers.

(d)

Unless TAM advises the Sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Sub-adviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Portfolio. The Sub-adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

The Sub-adviser will monitor the security valuations of the Allocated Assets. If the Sub-adviser believes that the Portfolio’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Sub-adviser will notify TAM promptly. In addition, the Sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

          3.       Activities of the Sub-adviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Sub-adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Sub-adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Portfolio and one or more other accounts of the Sub-adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub-adviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Sub-adviser’s policies and procedures as presented to the Board from time to time.

          4.       Allocation of Charges and Expenses. During the term of this Agreement, the Portfolio will bear all expenses not expressly assumed by TAM or the Sub-adviser incurred in the operation of the Portfolio and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Portfolio shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Portfolio’s portfolio securities; (iii) expenses of organizing the Portfolio; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Portfolio’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Portfolio, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Portfolio.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Sub-adviser pursuant to this Agreement.

(c)

The Sub-adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Sub-adviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Sub-adviser to be kept fully informed at all times with regard to the securities owned by the Portfolio, its funds available, or to become available, for investment, and generally as to the condition of the Portfolio’s affairs. TAM shall furnish the Sub-adviser with such other documents and information with regard to the Portfolio’s affairs as the Sub-adviser may from time to time reasonably request.

(b)

The Sub-adviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Sub-adviser relating to the services provided by the Sub-adviser hereunder, including such information the Portfolio’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

          6.       Compensation of the Sub-adviser. As compensation for the services performed by the Sub-adviser, TAM shall pay the Sub-adviser out of the advisory fee it receives with respect to the Portfolio, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Portfolio’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Sub-adviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Portfolio or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Portfolio, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Portfolio’s then-current Prospectus or as may be determined by the Board.

          7.       Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Portfolio shall receive from the Trust or the Portfolio any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Sub-adviser or any affiliated company of the Sub-adviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Sub-adviser’s or any affiliated company’s staff.

          8.       Term. This Agreement shall continue in effect with respect to the Portfolio, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Portfolio.

          9.       Termination. This Agreement may be terminated with respect to the Portfolio at any time, without penalty, by the Board or by the shareholders of the Portfolio acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Sub-adviser, without the payment of any penalty. The Sub-adviser may terminate the Agreements only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Sub-adviser and shall not be assignable by TAM without the consent of the Sub-adviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Portfolios without affecting the other Portfolios hereunder.

          10.       Use of Name. If this Agreement is terminated with respect to the Portfolio and the Sub-adviser no longer serves as sub-adviser to the Portfolio, the Sub-adviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Portfolio or any name misleadingly implying a continuing relationship between the Portfolio and the Sub-adviser or any of its affiliates.

          11.       Liability of the Sub-adviser. The Sub-adviser may rely on information reasonably believed by it to be accurate and reliable. the Sub-adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, provided that nothing in this Agreement shall protect the Sub-adviser against any liability to TAM or the Portfolio to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Sub-adviser” shall include any affiliates of the Sub-adviser performing services for the Trust or the Portfolio contemplated hereby and the partners, shareholders, directors, officers and employees of the Sub-adviser and such affiliates.

          12.       Meanings of Certain Terms. For the purposes of this Agreement, the Portfolio’s “net assets” shall be determined as provided in the Portfolio’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

          13.       Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Portfolio, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Portfolio until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Portfolio. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Sub-adviser.

          14.       Books and Records. The Sub-adviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-adviser hereby agrees that any records that it maintains for the Portfolio are the property of the Portfolio, and further agrees to surrender promptly to the Portfolio any of such records upon the Portfolio’s request. The Sub-adviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

          15.       Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

          16.       Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

          17.       Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

          The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name: Christopher A. Staples
Title: Senior Vice President and Chief Investment Officer

SYSTEMATIC FINANCIAL MANAGEMENT L.P.

By:	/s/ Karen E. Kohler
Name: Karen E. Kohler
Title: Chief Operating Officer

Schedule A

Portfolio	Investment Sub-advisory Fee

Transamerica Systematic Small/Mid Cap Value VP

0.45% of the first $100 million of average daily net assets; 0.40% of average daily net assets in excess of $100 million up to $350 million; 0.35% of average daily net assets in excess of $350 million up to $1 billion; and
0.30% of average daily net assets in excess of $1 billion*

*

The average daily net assets for the purposes of calculating sub-advisory fees will be determined on a combined basis with Transamerica Systematic Small/Mid Cap Value, a series of Transamerica Funds, also managed by the Sub-adviser.

TRANSAMERICA WMC DIVERSIFIED EQUITY VP

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN
TRANSAMERICA ASSET MANAGEMENT, INC. AND
WELLINGTON MANAGEMENT COMPANY, LLP

THIS AMENDMENT is made as of March 22, 2011 to the Investment Sub-Advisory Agreement dated April 9, 2010, as amended (the “Agreement”), between Transamerica Asset Management, Inc. and Wellington Management Company, LLP (the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.

Schedule A. Schedule A to the Agreement is hereby deleted and replaced with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

In all other respects, the Investment Sub-Advisory Agreement dated April 9, 2010, as amended, is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of March 22, 2011.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name: Christopher A. Staples
Title: Senior Vice President

WELLINGTON MANAGEMENT COMPANY, LLP

By:	/s/ Stephen Klar
Name: Stephen Klar
Title: Senior Vice President

SCHEDULE A

as of March 22, 2011

Portfolio	Investment Sub-Advisory Fee*

Transamerica WMC Diversified Growth VP**	First $2 billion	0.28%
	Over $2 billion up to $5 billion	0.25%
	Over $5 billion	0.225%

Transamerica WMC Diversified Growth II VP**	First $2 billion	0.28%
	Over $2 billion up to $5 billion	0.25%
	Over $5 billion	0.225%

Transamerica WMC Diversified Equity VP**	First $2 billion	0.28%
	Over $2 billion up to $5 billion	0.25%
	Over $5 billion	0.225%

*	As a percentage of average daily net assets on an annual basis.

**

The average daily net assets for the purposes of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP, Transamerica WMC Diversified Equity, Transamerica WMC Diversified Equity VP and the portion of the assets of Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management Company, LLP.

INVESTMENT SUB-ADVISORY AGREEMENT
WELLINGTON MANAGEMENT COMPANY, LLP

          This Agreement, dated April 9, 2010 (the “Effective Date”), is by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Wellington Management Company, LLP, a Massachusetts limited liability partnership (referred to herein as “Wellington Management” or the “Sub-adviser”).

          TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Sub-adviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (each, a “Portfolio”). The Sub-adviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

          1.        Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Sub-adviser to act as sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-adviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. Sub-advisory Services. In its capacity as sub-adviser to the Portfolio, the Sub-adviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Sub-adviser shall regularly provide the Portfolio with respect to such portion of each Portfolio’s assets as shall be allocated to the Sub-adviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolio’s current Prospectus and Statement of Additional Information. The Sub-adviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Portfolio and what portion of the Allocated Assets will be held in the various securities and other investments in which the Portfolio invests, and shall implement those decisions (including the execution of investment documentation and agreements), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Portfolio referred to above, and any other specific policies adopted by the Board and disclosed to the Sub-adviser. The Sub-adviser’s responsibility for providing investment research, advice, management and supervision to the Portfolio is limited to that discrete portion of the Portfolio represented by the Allocated Assets and the Sub-adviser is prohibited from directly or indirectly consulting with any other Sub-adviser for a portion of the Portfolio’s assets concerning Portfolio transactions in securities or other assets. The Sub-adviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Portfolio as to deliveries of securities and other investments and payments of cash for the account of the Portfolio. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Portfolio in one or more investment companies.

(b)

The Sub-adviser will place orders pursuant to its investment determinations for the Portfolio either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Portfolio and/or the other accounts over which the Sub-adviser or its affiliates exercise investment discretion. The Sub-adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Sub-adviser’s authority regarding the execution of the Portfolio’s portfolio transactions provided herein.

(c)

The Portfolio hereby authorizes any entity or person associated with the Sub-adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Portfolio which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Portfolio hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Sub-adviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Portfolio, as principals or agents in making purchases or sales of securities or other property for the account of the Portfolio, nor will it purchase any securities from an underwriting or selling group in which the Sub-adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Portfolio and another account advised by the Sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Portfolio from time to time, and will comply with all other provisions of the Governing Documents and the Portfolio’s then-current Prospectus and Statement of Additional Information relative to the Sub-adviser and its directors and officers.

(d)

Unless TAM advises the Sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Sub-adviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Portfolio. The Sub-adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

The Sub-adviser will review the security valuations of the Allocated Assets on a daily basis. If the Sub-adviser believes that the Portfolio’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Sub-adviser will notify TAM promptly. In addition, the Sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

          3.        Activities of the Sub-adviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Sub-adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Sub-adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Portfolio and one or more other accounts of the Sub-adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub-adviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Sub-adviser’s policies and procedures as presented to the Board from time to time.

          4.        Allocation of Charges and Expenses. During the term of this Agreement, the Portfolio will bear all expenses not expressly assumed by TAM or the Sub-adviser incurred in the operation of the Portfolio and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Portfolio shall pay (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Portfolio’s portfolio securities; (iii) expenses of organizing the Portfolio; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Portfolio’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Portfolio, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the

Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Portfolio.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Sub-adviser pursuant to this Agreement.

(c)	The Sub-adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement.

5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Sub-adviser to be kept fully informed at all times with regard to the securities owned by the Portfolio, its funds available, or to become available, for investment, and generally as to the condition of the Portfolio’s affairs. TAM shall furnish the Sub-adviser with such other documents and information with regard to the Portfolio’s affairs as the Sub-adviser may from time to time reasonably request.

(b)

The Sub-adviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Sub-adviser relating to the services provided by the Sub-adviser hereunder, including such information the Portfolio’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

          6.        Compensation of the Sub-adviser. As compensation for the services performed by the Sub-adviser, TAM shall pay the Sub-adviser out of the advisory fee it receives with respect to the Portfolio, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Portfolio’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the Effective Date of this Agreement, and shall constitute a full payment of the fee due the Sub-adviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Portfolio or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of calendar days in such period bears to the number of calendar days in such month. The average daily net assets of the Portfolio, or portion thereof comprising the Allocated Assets, shall in all cases be based only on calendar days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Portfolio’s then-current Prospectus or as may be determined by the Board.

          7.        Term. This Agreement shall continue in effect with respect to the Portfolio, unless sooner terminated in accordance with its terms, for two years from its Effective Date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Portfolio.

          8.        Termination. This Agreement may be terminated with respect to the Portfolio at any time, without penalty, by the Board or by the shareholders of a Portfolio acting by vote of at least a majority of its outstanding voting securities. The Sub-adviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM and the Portfolio. This Agreement shall terminate automatically in the event of its assignment by the Sub-adviser and shall not be assignable by TAM without the consent of the Sub-adviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Portfolio without affecting the other Portfolios hereunder.

          9.        Use of Name. If this Agreement is terminated with respect to the Portfolio and the Sub-adviser no longer serves as sub-adviser to the Portfolio, the Sub-adviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Portfolio or any name misleadingly implying a continuing relationship between the Portfolio and the Sub-adviser or any of its affiliates.

          10.       Liability of the Sub-adviser. The Sub-adviser may rely on information reasonably believed by it to be accurate and reliable. The Sub-adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, provided that nothing in this Agreement shall protect the Sub-adviser against any liability to TAM or the Portfolio to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Sub-adviser” shall include any affiliates of the Sub-adviser performing services for the Trust or the Portfolio contemplated hereby and the partners, shareholders, directors, officers and employees of the Sub-adviser and such affiliates.

          11.         Meanings of Certain Terms. For the purposes of this Agreement, the Portfolio’s “net assets” shall be determined as provided in the Portfolio’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

          12.         Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Portfolio, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Portfolio until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Portfolio and by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such amendment. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Sub-adviser.

          13.         Books and Records. The Sub-adviser agrees that it will keep records relating to its services hereunder in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-adviser hereby agrees to provide copies of any such records related to the Portfolio upon the Portfolio’s request. The Sub-adviser further agrees to arrange for the preservation of the records related to the services it provides required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

          14.         Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

15. Governing Law. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name: Christopher A. Staples
Title: Senior Vice President

WELLINGTON MANAGEMENT COMPANY, LLP

By:	/s/ Sarah K. Williamson
Name: Sarah K. Williamson
Title: Senior Vice President

Schedule A

Portfolio	Investment Sub-advisory Fee*

Transamerica WMC Diversified Growth VP
	First $2 billion	0.28%
	Over $2 billion up to $5 billion	0.25%
	Over $5 billion	0.225% **

Transamerica WMC Diversified Growth II VP	First $2 billion	0.28%
	Over $2 billion up to $5 billion	0.25%
	Over $5 billion	0.225% **

*	As a percentage of average daily net assets on an annual basis.
**

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management.

EXHIBIT B

Comparison of Terms of Sub-Advisory Agreements

Exhibit B contains a comparison of certain terms of the New Sub-Advisory Agreements and the TIM Sub-Advisory Agreements. You should refer to Exhibit A for the complete terms of the New Sub-Advisory Agreements. The description of the New Sub-Advisory Agreements set forth is qualified in its entirety by provisions of the New Sub-Advisory Agreements as set forth in Exhibit A.

Brokerage Transactions	Funds

To the extent provided in the Trust’s Registration Statement, the Sub-Adviser shall, in the name of the Fund, place orders for the execution of portfolio transactions with or through such brokers, dealers or banks as it may select including affiliates of the Sub-Adviser (as permitted under applicable law) and, complying with Section 28(e) of the Securities Exchange Act of 1934, may pay a commission on transactions in excess of the amount of commission another broker dealer would have charged.

Transamerica Morgan Stanley Capital Growth (New)

Transamerica Morgan Stanley Growth Opportunities (New)

Transamerica Morgan Stanley Capital Growth VP (New)

Transamerica Morgan Stanley Growth Opportunities VP (New)

The Sub-Adviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund and/or the other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer.

Transamerica Multi-Managed Balanced (BlackRock) (New)

Transamerica Systematic Small/Mid Cap Value (New)

Transamerica WMC Diversified Equity (New)

Transamerica Multi-Managed Balanced VP (JPMorgan) (New)

Transamerica Systematic Small/Mid Cap Value VP (New)

Transamerica WMC Diversified Equity VP (New)

Transamerica Focus (Old)

Transamerica Growth Opportunities (Old)

Transamerica Balanced (Old)

Transamerica Small/Mid Cap Value (Old)

Transamerica Diversified Equity (Old)

Transamerica Focus VP (Old)

Transamerica Growth Opportunities VP (Old)

Transamerica Balanced VP (Old)

Transamerica Small/Mid Cap Value VP (Old)

Transamerica Diversified Equity VP (Old)

The Sub-Adviser will effect securities and other transactions for the Fund through brokers or dealers of its choice. The Sub-Adviser agrees that, in placing such orders it will attempt to obtain the best execution of its orders. Consistent with this policy, the Sub-Adviser, in selecting broker dealers to execute transactions on behalf of the Fund, will consider all factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, the Sub-Adviser is authorized to consider the brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion.

Transamerica Multi-Managed Balanced (JPMorgan) (New)
No similar provision.	Transamerica Multi-Managed Balanced VP (BlackRock) (New)

Allocation of Investment Opportunities	Funds

If the purchase or sale of securities for the Fund and one or more other accounts of the Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub-Adviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Sub-Adviser’s policies and procedures as presented to the Board from time to time.

Transamerica Multi-Managed Balanced (BlackRock) (New)

Transamerica Systematic Small/Mid Cap Value (New)

Transamerica WMC Diversified Equity (New)

Transamerica Multi-Managed Balanced VP (JPMorgan) (New)

Transamerica Systematic Small/Mid Cap Value VP (New)

Transamerica WMC Diversified Equity VP (New)

Transamerica Focus (Old)

Transamerica Focus VP (Old)

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund, as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold.

Transamerica Multi-Managed Balanced (JPMorgan) (New)

Transamerica Growth Opportunities (Old)

Transamerica Balanced (Old)

Transamerica Small/Mid Cap Value (Old)

Transamerica Diversified Equity (Old)

Transamerica Growth Opportunities VP (Old)

Transamerica Balanced VP (Old)

Transamerica Small/Mid Cap Value VP (Old)

Transamerica Diversified Equity VP (Old)

No similar provision.

Transamerica Morgan Stanley Capital Growth (New)

Transamerica Morgan Stanley Growth Opportunities (New)

Transamerica Morgan Stanley Capital Growth VP (New)

Transamerica Morgan Stanley Growth Opportunities VP (New)

Transamerica Multi-Managed Balanced VP (BlackRock) (New)

Expenses	Funds
The Sub-Adviser shall bear its own expenses of providing services pursuant to this Agreement.

Transamerica Morgan Stanley Capital Growth (New)

Transamerica Morgan Stanley Growth Opportunities (New)

Transamerica Morgan Stanley Capital Growth VP (New)

Transamerica Morgan Stanley Growth Opportunities VP (New)

During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Sub-Adviser incurred in the operation of the Fund and the offering of its shares.

TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement.

The Sub-Adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement.

Transamerica Multi-Managed Balanced (BlackRock) (New)

Transamerica Systematic Small/Mid Cap Value (New)

Transamerica WMC Diversified Equity (New)

Transamerica Multi-Managed Balanced VP (BlackRock) (New)

Transamerica Systematic Small/Mid Cap Value VP (New)

Transamerica Multi-Managed Balanced VP (JPMorgan) (New)

Transamerica WMC Diversified Equity VP (New)

Transamerica Focus (Old)

Transamerica Focus VP (Old)

During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in the performance of its duties and its provision of services hereunder, other than the cost of investments (including brokerage fees) purchased and sold for the Fund. Notwithstanding the foregoing, the Sub-Adviser shall not bear expenses related to the operation of the Fund, including but not limited to, taxes, interests, brokerage fees and commissions, proxy voting expenses and extraordinary Fund expenses.

Transamerica Multi-Managed Balanced (JPMorgan) (New) Transamerica Diversified Equity (Old) Transamerica Diversified Equity VP (Old)
No similar provision.

Transamerica Growth Opportunities (Old)

Transamerica Balanced (Old)

Transamerica Small/Mid Cap Value (Old)

Transamerica Growth Opportunities VP (Old)

Transamerica Balanced VP (Old)

Transamerica Small/Mid Cap Value VP (Old)

Activities of Sub-Adviser	Funds

The services of the Sub-Adviser are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered are not impaired.

TAM recognizes that from time to time directors, officers and employees of the Sub-Adviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that the Sub-Adviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

Transamerica Morgan Stanley Capital Growth (New)

Transamerica Morgan Stanley Growth Opportunities (New)

Transamerica Morgan Stanley Capital Growth VP (New)

Transamerica Morgan Stanley Growth Opportunities VP (New)

The Sub-Adviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund.

Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Sub-Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Sub-Adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

Transamerica Multi-Managed Balanced (JPMorgan) (New)

Transamerica Multi-Managed Balanced (BlackRock) (New)

Transamerica Systematic Small/Mid Cap Value (New)

Transamerica WMC Diversified Equity (New)

Transamerica Systematic Small/Mid Cap Value VP (New)

Transamerica Multi-Managed Balanced VP (JPMorgan) (New)

Transamerica Multi-Managed Balanced VP (BlackRock) (New)

Transamerica WMC Diversified Equity VP (New)

Transamerica Focus (Old)

Transamerica Growth Opportunities (Old)

Transamerica Balanced (Old)

Transamerica Small/Mid Cap Value (Old)

Transamerica Diversified Equity (Old)

Transamerica Growth Opportunities VP (Old)

Transamerica Focus VP (Old)

Transamerica Balanced VP (Old)

Transamerica Small/Mid Cap Value VP (Old)

Transamerica Diversified Equity VP (Old)

Proxy Voting	Funds

Unless TAM advises the Sub-Adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Sub-Adviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Sub-Adviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Sub-Adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

Transamerica Multi-Managed Balanced (JPMorgan) (New)

Transamerica Multi-Managed Balanced (BlackRock) (New)

Transamerica Systematic Small/Mid Cap Value (New)

Transamerica WMC Diversified Equity (New)

Transamerica Systematic Small/Mid Cap Value VP (New)

Transamerica Multi-Managed Balanced VP (JPMorgan) (New)

Transamerica WMC Diversified Equity VP (New)

Transamerica Focus (Old)

Transamerica Diversified Equity (Old)

Transamerica Focus VP (Old) Transamerica Diversified Equity VP (Old)
No similar provision.

Transamerica Morgan Stanley Capital Growth (New)

Transamerica Morgan Stanley Growth Opportunities (New)

Transamerica Morgan Stanley Capital Growth VP (New)

Transamerica Morgan Stanley Growth Opportunities VP (New)

Transamerica Multi-Managed Balanced VP (BlackRock) (New)

Transamerica Growth Opportunities (Old)

Transamerica Balanced (Old)

Transamerica Small/Mid Cap Value (Old)

Transamerica Growth Opportunities VP (Old)

Transamerica Balanced VP (Old)

Transamerica Small/Mid Cap Value VP (Old)

Limitation of Liability of Sub-Adviser	Funds

The Sub-Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Sub-Adviser against any liability to TAM or the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

Transamerica Multi-Managed Balanced (JPMorgan) (New)

Transamerica Multi-Managed Balanced (BlackRock) (New)

Transamerica Systematic Small/Mid Cap Value (New)

Transamerica WMC Diversified Equity (New)

Transamerica Systematic Small/Mid Cap Value VP (New)

Transamerica Multi-Managed Balanced VP (JPMorgan) (New)

Transamerica Multi-Managed Balanced VP (BlackRock) (New)

Transamerica WMC Diversified Equity VP (New)

Transamerica Focus (Old)

Transamerica Growth Opportunities (Old)

Transamerica Diversified Equity (Old)

Transamerica Focus VP (Old)

Transamerica Diversified Equity VP (Old)

Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be liable for any act or omission

Transamerica Morgan Stanley Capital Growth (New)

in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Nothing herein shall constitute a waiver of any rights or remedies which the Trust may have under any federal or state securities laws.

Transamerica Morgan Stanley Growth Opportunities (New) Transamerica Morgan Stanley Capital Growth VP (New) Transamerica Morgan Stanley Growth Opportunities VP (New)
No similar provision.	Transamerica Balanced (Old) Transamerica Small/Mid Cap Value (Old) Transamerica Growth Opportunities VP (Old) Transamerica Balanced VP (Old) Transamerica Small/Mid Cap Value VP (Old)

Termination	Funds

May be terminated at any time by the Board of Trustees, by TAM, or by a vote of the majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to the Sub-Adviser, or by the Sub-Adviser upon 90 days’ prior written notice to TAM.

Transamerica Morgan Stanley Capital Growth (New)

Transamerica Morgan Stanley Growth Opportunities (New)

Transamerica Morgan Stanley Capital Growth VP (New)

Transamerica Morgan Stanley Growth Opportunities VP (New)

May be terminated at any time by the Board of Trustees, by TAM, or by a vote of the majority of the outstanding voting securities of the Fund, or by the Sub-Adviser upon 90 days’ prior written notice to TAM.

Transamerica Multi-Managed Balanced (BlackRock) (New)

Transamerica Systematic Small/Mid Cap Value (New)

Transamerica WMC Diversified Equity (New)

Transamerica Multi-Managed Balanced VP (JPMorgan) (New)

Transamerica Multi-Managed Balanced VP (BlackRock) (New)

Transamerica Systematic Small/Mid Cap Value VP (New)

Transamerica WMC Diversified Equity VP (New)

Transamerica Focus (Old)

Transamerica Focus VP (Old)

May be terminated at any time by the Board of Trustees, by TAM, or by a vote of the majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to the Sub-Adviser, or by the Sub-Adviser upon 60 days’ prior written notice to TAM.

Transamerica Multi-Managed Balanced (JPMorgan) (New)

Transamerica Growth Opportunities (Old)

Transamerica Balanced (Old)

Transamerica Small/Mid Cap Value (Old)

Transamerica Diversified Equity (Old)

Transamerica Growth Opportunities VP (Old)

Transamerica Balanced VP (Old) Transamerica Small/Mid Cap Value VP (Old) Transamerica Diversified Equity VP (Old)

Use of Names	Funds

TAM shall not use the names of the Sub-Adviser in any prospectus, sales literature or other material relating to the Fund or the Trust in any manner not approved prior thereto by the Sub-Adviser; provided, however, that the Sub-Adviser shall approve the use of a name which merely refers in accurate terms to the Sub-Adviser’s appointment hereunder or which is required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld.

Transamerica Morgan Stanley Capital Growth (New)

Transamerica Morgan Stanley Growth Opportunities (New)

Transamerica Morgan Stanley Capital Growth VP (New)

Transamerica Morgan Stanley Growth Opportunities VP (New)

It is understood that the name of the Sub-Adviser and any derivative names or logos associated with such name are the valuable property of the Sub-Adviser, and that the Trust has the right to include such phrase as a part of the name of the Fund or for any other purpose only so long as this Agreement shall continue. Upon termination of this Agreement the Trust shall forthwith prospectively cease to use such phrase and logos with respect to the Fund.

Transamerica Multi-Managed Balanced (BlackRock) (New) Transamerica Multi-Managed Balanced VP (BlackRock) (New)

The Sub-Adviser shall give the Fund, for the term of this Agreement, a royalty free, nonexclusive, nontransferable right to use its name in the United States as part of the name of the Fund, provided such name is approved by the Sub-Adviser in writing. Such right does not include the right to allow third parties to use the name except as specifically provided in this Agreement. The Fund will immediately terminate all use of the name and destroy any remaining unused sales documentation, promotional, marketing, advertising or other written printed or electronic material or performance information that contains the name.

Transamerica Multi-Managed Balanced (JPMorgan) (New) Transamerica Multi-Managed Balanced VP (JPMorgan) (New) Transamerica Diversified Equity (Old) Transamerica Diversified Equity VP (Old)
No similar provisions.

Transamerica Systematic Small/Mid Cap Value (New)

Transamerica WMC Diversified Equity (New)

Transamerica Systematic Small/Mid Cap Value VP (New)

Transamerica WMC Diversified Equity VP (New)

Transamerica Focus (Old)

Transamerica Growth Opportunities (Old)

Transamerica Balanced (Old)

Transamerica Small/Mid Cap Value (Old)

Transamerica Focus VP (Old)

Transamerica Growth Opportunities VP (Old)

Transamerica Balanced VP (Old) Transamerica Small/Mid Cap Value VP (Old)

Confidentiality	Funds

Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except (i) as required by law, rule or regulation, (ii) as permitted under this Agreement, (iii) as authorized in writing by the furnishing party, or (iv) where such information otherwise becomes available to the public through no fault of the receiving party.

TAM hereby consents to the disclosure to third parties of (i) investment results and other data of the Adviser or the Fund (other than the identity of the Adviser or the Trust) in connection with providing composite investment results of the Sub-Adviser and (ii) investments and transactions of the Adviser or the Fund (other than the identify of the Adviser or the Trust) in connection with providing composite information of clients of the Sub-Adviser.

Transamerica Morgan Stanley Capital Growth (New)

Transamerica Morgan Stanley Growth Opportunities (New)

Transamerica Multi-Managed Balanced (JPMorgan) (New)

Transamerica Morgan Stanley Capital Growth VP (New)

Transamerica Morgan Stanley Growth Opportunities VP (New)

Transamerica Multi-Managed Balanced VP (JPMorgan) (New)

Transamerica Multi-Managed Balanced VP (BlackRock) (New)

Transamerica Diversified Equity (Old)

Transamerica Diversified Equity VP (Old)

No similar provision.

Transamerica Multi-Managed Balanced (BlackRock) (New)

Transamerica Systematic Small/Mid Cap Value (New)

Transamerica WMC Diversified Equity (New)

Transamerica Systematic Small/Mid Cap Value VP (New)

Transamerica WMC Diversified Equity VP (New)

Transamerica Focus (Old)

Transamerica Growth Opportunities (Old)

Transamerica Balanced (Old)

Transamerica Small/Mid Cap Value (Old)

Transamerica Focus VP (Old)

Transamerica Growth Opportunities VP (Old)

Transamerica Balanced VP (Old)

Transamerica Small/Mid Cap Value VP (Old)